UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant    ☑
Filed by a Party other than the Registrant   ☐ Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
Triple-S Management Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No:

	(3)	Filing Party:

	(4)	Date Filed:

March 29, 2007
Dear Shareholders:
We cordially invite you to our Annual Meeting of Shareholders. The meeting will be held on Sunday, April 29, 2007 at 9:00 a.m. at the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, 999 Ashford Avenue in San Juan, Puerto Rico. At the meeting, among other matters, shareholders will be asked to elect nominees for the Board of Directors, amend our Amended and Restated Articles of Incorporation and act on a shareholder proposal.
Your vote is very important. Please take the time to carefully read each of the proposals described in the attached Proxy Statement. It is important that your shares be represented and voted at the meeting. Whether you plan to attend or not, please sign, date, and return the proxy form solicited by our Board of Directors. You may send the enclosed proxy form to the attention of Jesús R. Sánchez-Colón, DMD, Secretary of the Board of Directors, at the following faxes or addresses:

Fax:	In Person or By Messenger:	By Mail:
(787) 749-4191 or (787) 706-4023	Secretary of the Board of Directors	Secretary of the Board of Directors
	Triple-S Management Corporation	Triple-S Management Corporation
	1441 FD Roosevelt Ave., 6th Floor	PO Box 363628
	San Juan, Puerto Rico 00920	San Juan, Puerto Rico 00936-3628
You may personally register your proxy at the Office of the Secretary of the Board of Directors, before the day set for the meeting and during our office hours, Monday through Friday from 8:00 a.m. to 4:30 p.m., except holidays.
You will also have the opportunity to personally register your proxy at the Panamá Room of the Condado Plaza Hotel in San Juan, Puerto Rico, on Saturday, April 28, 2007, from 1:00 p.m. until 3:00 p.m.
Shareholders who do not register their proxies before the day of the meeting may register them on Sunday, April 29, 2007, from 7:30 a.m. until 9:00 a.m.
To accelerate the process of registration, we enclose a proxy form, printed with your name and the amount of shares registered in your name. We are sure that this will contribute to the success of the proxy registration process.
This proxy statement and the accompanying proxy form are being mailed to our shareholders beginning on or about March 29, 2007.
Your Board of Directors is counting on your participation. Your vote is important!
Sincerely,
Wilmer Rodríguez-Silva, MD
Chairman of the Board

Triple-S Management Corporation
P.O. Box 363628
San Juan, Puerto Rico 00936-3628

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on Sunday, April 29, 2007

To our Shareholders:
     NOTICE IS HEREBY GIVEN that our Annual Meeting of Shareholders for 2007 will be held at 9:00 a.m. on Sunday, April 29, 2007, at the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, 999 Ashford Avenue, San Juan, Puerto Rico.
     At the meeting, shareholders will be asked to:
(1)	Elect seven “Group 3” directors for a three-year term;

(2)	Amend Article TENTH A of the Amended and Restated Articles of Incorporation of the Corporation;

(3)	Amend Article TENTH C of the Amended and Restated Articles of Incorporation of the Corporation;

(4)	Act on a shareholder proposal; and

(5)	Consider any other business properly brought before the meeting.
     Shareholders of record entitled to vote at the close of business on March 29, 2007, shall receive notice of and shall vote at the meeting.
     You are cordially invited to attend the meeting. Whether you plan to attend or not, please sign and return the enclosed proxy form so that we may be assured of the presence of a quorum at the meeting. A postage-paid envelope is enclosed for your convenience. For further details please refer to the enclosed proxy form.
     San Juan, Puerto Rico, March 29, 2007.

By order of the Board of Directors,

JESÚS R. SÁNCHEZ-COLÓN, DMD
Secretary

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ii

ABOUT THE MEETING
This proxy statement and the accompanying proxy form are being mailed to shareholders beginning on or about March 29, 2007.
Who is soliciting my vote?
The Board of Directors of the Corporation is soliciting your vote at the meeting.
What will I be voting on?
•	The election of seven “Group 3” directors for a three-year term (see page 5).

•	The amendment of Article TENTH A of the Amended and Restated Articles of Incorporation of the Corporation (see page 30).

•	The amendment of Article TENTH C of the Amended and Restated Articles of Incorporation of the Corporation (see page 31).

•	A shareholder proposal (see page 32).
How many votes do I have?
You will have one vote for every share of our common stock, entitled to vote, that you owned as of the close of business on March 29, 2007, the record date for the annual meeting.
How many votes can be cast by all shareholders?
As of the record date there were 8,913 issued and outstanding shares of common stock entitled to vote, consisting of one vote each. The shares are entitled to vote by any proxy form that is properly executed and received before 9:00 a.m. on the day of the meeting.
How many shares must be present to hold the meeting?
A majority of the voting shares of capital stock of the Corporation issued and outstanding; however, if at the designated time quorum is not reached, the meeting will be postponed for a half hour, after which one-third (1/3) of the voting shares issued and outstanding will constitute a quorum. We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that enough voting shares will be present for us to hold the meeting.
How do I vote?
You can vote either in person at the meeting or by proxy whether or not you attend the meeting.
To vote by proxy, you must fill out the enclosed proxy form, date and sign it, and return it in the enclosed postage—paid envelope.

Who will bear the cost of soliciting proxies?
We will bear the entire cost of the solicitation of proxies for the annual meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy form and any additional solicitation materials furnished to shareholders. The original solicitation of proxies by mail may be supplemented by solicitation in person, telephone, facsimile, email or any other means by our directors, officers or certain persons on behalf of the members of the Board of Directors. No additional compensation will be paid to those individuals for any such services. In addition, the board may engage one or more solicitation agents to aid in the solicitation of proxies. We will bear the additional costs of such a solicitation, which, together with the costs of the preparation, assembly, printing and mailing of this proxy statement, the proxy form and any additional solicitation materials furnished to shareholders, are not expected to exceed $100,000.
Can I change my vote?
Yes. Just send in a new proxy form with a later date or send a written notice of revocation to the Chairman of the Board or Secretary of the Corporation at the address on the cover page of this proxy statement. Any revocation must be delivered before the proxy is exercised. If you attend the meeting and want to vote in person, you can request that your previously submitted proxy not be used.
How are my votes counted?
You may either vote for or withhold authority to vote for each nominee for the board. You may vote for or against or you may abstain on the other proposals. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. If you abstain from voting on the other proposals, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal.
How many votes are required to elect directors and to adopt the other proposals?
Directors are elected (Proposal 1) by a majority of the votes cast at the meeting.
The amendment of the Amended and Restated Articles of Incorporation of the Corporation (Proposals 2 and 3) and the shareholder proposal requires the affirmative vote of a majority of the common stock issued and outstanding entitled to vote as of the record date.
Could other matters be decided at the meeting?
We do not know of any other matters that may come before the meeting. However, if any new matter requiring the vote of the shareholders is properly presented before the meeting, proxies may be voted with respect thereto at the discretion of the proxy holders.
What happens if the meeting is postponed or adjourned?
Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
What should I receive?
This proxy statement, our Annual Report, the Notice of Annual Meeting of Shareholders and the proxy form, which are being mailed to you on or about March 29, 2007. Our Annual Report includes our audited financial statements for the year ended December 31, 2006, duly audited by KPMG LLP, as independent registered public accounting firm.
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PRINCIPAL SHAREHOLDERS
     As of March 29, 2007, there is no person, persons, entity or entities which, by itself or as a group, as these terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, are beneficial owners of five percent (5%) or more of the shares of our common stock.
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
     The following table shows the beneficial ownership of our common stock by our directors, nominees and certain executive officers as of March 29, 2007, and the number of shares beneficially owned by all directors and executive officers as a group:
COMMON STOCK

	Amount and Nature of	Percent of
Name and Position	Beneficial Ownership[1]	Class[2]

Wilmer Rodríguez-Silva, MD, Chairman of the Board	15	‡
Valeriano Alicea-Cruz, MD, Director	2	‡
José Arturo Álvarez-Gallardo*, Director	1	‡
Mario S Belaval*, DirectorΔ	1	‡
Luis A. Clavell-Rodríguez, MD, Director	17	‡
Arturo R. Córdova-López, MD, Director	1	‡
Carmen Ana Culpeper-Ramírez*, Director	1	‡
Porfirio E. Díaz-Torres, MD, Director	3	‡
Antonio F. Faría-Soto, Nomineeà	0	‡
Manuel Figueroa-Collazo, PE, PhD*, Director	1	‡
José Hawayek-Alemañy, MD, Director	10	‡
Vicente J. León-Irizarry, CPA*, Director	1	‡
Wilfredo López-Hernández, MD, Director	2	‡
Jaime Morgan-Stubbe, Esq., Nomineeà	0	‡
Roberto Muñoz-Zayas, MD, Nomineeà	21	‡
Miguel A. Nazario-Franco*, Director	1	‡
Juan E. Rodríguez-Díaz, Esq.*, Director	1	‡
Jesús R. Sánchez-Colón, DMD, Director	1	‡
Adamina Soto-Martínez, CPA*, Director	1	‡
Manuel Suárez-Méndez, PE*, DirectorΔ	1	‡
Fernando J. Ysern-Borras, MD, DirectorΔ	1	‡
Ramón M. Ruiz-Comas, CPA*†, President, Chief Executive Officer, and Director	1	‡
Arturo Carrión-Crespo, CPA, Executive Officer	0	‡
Luis A. Marini-Mir, DMD, Executive Officer	1	‡
Roberto Morales-Tirado, Esq., Executive Officer	0	‡
Socorro Rivas-Rodríguez, CPA, Executive Officer	0	‡
Juan Jose Rodríguez-Gilibertys, Esq., Executive Officer	0	‡
Juan J. Román-Jiménez, CPA, Executive Officer	0	‡
Eva G. Salgado-Micheo, Executive Officer	0	‡
Carlos Torres-Diaz, Executive Officer	0	‡
All our directors, nominees and executive officers as a group (30 persons)	84	‡

1.	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

2.	Based on the number of shares of common stock as of March 29, 2007.

Δ	Mr. Belaval, Mr. Suárez Méndez and doctor Ysern-Borrás’ third and final term as members of the board of directors expire on April 29, 2007, the date of the 2007 annual meeting of shareholders.

*	These persons are directors representing the community and received one qualifying share of common stock in order to comply with the requirements established in our Bylaws before amended on April 30, 2006. Shares will be returned when the director leaves the board, or when the corporation requests it.

à	Antonio F. Faría-Soto, Jaime Morgan-Stubbe, and Roberto Muñoz-Zayas are nominees for the vacancies on the Board to substitute Mr. Mario S Belaval, Mr. Manuel Suárez Méndez and Dr. Fernando J. Ysern Borrás.

†	CPA Ramón M. Ruiz-Comas is the President and Chief Executive Officer. Pursuant to our Amended and Restated Articles of Incorporation and Bylaws, the President must be a member of the board of directors as long as such person is serving as President.

‡	Less than one percent.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers file with the Securities and Exchange Commission, or the “SEC,” reports of ownership and changes in ownership of our common stock and to furnish us with copies of all Section 16(a) forms they file.
     Based solely on our review of the copies of such reports we received or written representations that no other reports were required, we believe that, during 2006, all filing requirements applicable to our officers and directors were satisfied.
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BOARD OF DIRECTORS
     The Amended and Restated Articles of Incorporation and Bylaws of the Corporation establish that the board shall consist of nineteen (19) persons, from which at least ten (10) must be representatives of the “community”, as such term is defined by the Blue Cross and Blue Shield Association, or “BCBSA.”
     The board of directors of the Corporation is a staggered board, which is divided into three groups as nearly equal in number as possible, with each group having at least five members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected or until his successor has been elected and qualified. In the event that there is a vacancy on the board of directors that has to be substituted by the board of directors the person elected to fill the vacancy on the board of directors will serve the rest of the term of the person who is being substituted and may be reelected for two additional successive terms. In accordance with the Amended and Restated Bylaws of the Corporation, the President and Chief Executive Officer, who is also a member of the board of directors, is excluded from the three groups of directors. In addition, the Amended and Restated Articles of Incorporation and Bylaws of the Corporation provide that, with the exception of the President and Chief Executive Officer, directors may not be elected to the board for more than three terms or serve as such for more than nine years. Accordingly, Mr. Mario S Belaval, Mr. Manuel Suárez-Méndez and Dr. Fernando J. Ysern-Borrás are not being nominated for election at the meeting.
PROPOSAL 1: ELECTION OF SEVEN GROUP 3 DIRECTORS FOR A THREE-YEAR TERM
     At the meeting, seven directors assigned to “Group 3” will be elected to serve until the 2010 annual meeting of shareholders or until their respective successors are elected and qualified. The remaining eleven directors will continue to serve as directors, as follows: until the 2008 annual meeting of shareholders, in the case of the five directors assigned to “Group 1,” and until the 2009 annual meeting of shareholders, in the case of the six directors assigned to “Group 2,” or in each case until their successors are elected and qualified.
     The persons named as proxies in the accompanying proxy form have advised us that, unless otherwise instructed, they intend to vote at the meeting the shares covered by the proxies FOR the election of the seven nominees named below, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as your board may propose. We have no knowledge that any nominee will become unavailable for election.
     Information relating to principal occupation, business experience and directorships during the past five years (including positions held with us, age and the period during which each director has served) is set forth below.
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NOMINEES FOR ELECTION
Group 3 Directors — Terms Expiring in 2010
     Carmen Ana Culpeper-Ramírez (61). She has served on the Board of Directors of the Corporation since 2004. She is the Treasurer of the Board of Directors of Triple-S, Inc. (a subsidiary of the Corporation) and Interactive Systems, Inc. (a subsidiary of the Corporation). She is also the Vice Chairman of Seguros Triple-S, Inc. (a subsidiary of the Corporation). Since April 2004, she has been the Director of the Small Business Administration (SBA) for the Puerto Rico and U.S. Virgin Islands District. From 2000 to March 2004, she was President and Chief Executive Officer of C. Culpeper & Associates, a management consulting business, which offered organizational development, project and financial management services. She serves as a member of the Board of Directors of Levitt Homes, Inc. Ms. Culpeper-Ramírez has served as Chairman of the Board of the San Juan Human Capital Development Board, and as a member of the Board of Directors of Santander BanCorp, Centennial Communications Corporation and of Intech de Puerto Rico. From 1997 to 1999, Ms. Culpeper-Ramírez worked as President of the Puerto Rico Telephone Company, the tenth largest telephone company in the United States, and was responsible for its sale to GTE/Verizon. From 1999 to 2000, she also served as President of the Puerto Rico Chamber of Commerce. She holds a BBA in Finance from the University of Puerto Rico and an MBA from the University of Pennsylvania, Wharton School of Business (International Business).
     Antonio F. Faría-Soto (58). From 2005 to 2006, Mr. Faría-Soto was Chairman of the Board of Directors and CEO of Doral Bank. Also he was President of Doral Money, a subsidiary of Doral Bank. From 2003 to 2004, Mr. Faría-Soto was President and CEO of the Government Development Bank of Puerto Rico, and he served as ex-officio member and Chairman of the Boards of AFICA (infrastructure development financing vehicle for profit and non-profit organizations), the Economic Development Bank of Puerto Rico, the Tourism Development Fund, and the Children’s Trust Fund. He also served as a member of the Boards of the Public Buildings Authority, Government Employees Retirement System Administration, Puerto Rico Telephone Authority Holdings Corp., Puerto Rico Industrial Development Corp, Teacher’s Retirement System, Ultracom, and Convention Center District Administration. Also, he has served as a member of the Governor’s Economic Development Council for the Government of Puerto Rico, and as member ex-officio of FIDA and Promo Expo. From 2002 to 2003, he served as President of the Economic Development Bank of Puerto Rico and from 2001 to 2002 he was Commissioner of the Office of Financial Institutions. Mr. Faría-Soto holds a BBA from the Catholic University of Puerto Rico, and a MBA in Finance from the Inter American University of Puerto Rico. Mr. Faría-Soto has been nominated by the Board of Directors to fill one of the vacancies left by the directors whose term as a member of the Board of Directors expires on the date of the annual meeting.
     Manuel Figueroa-Collazo, PE, PhD (55). Since 2004, he has served on the Board of Directors of the Corporation. He is the Assistant Treasurer of Triple-S, Inc. He also serves as a member and Chairman of the Board of Directors of Interactive Systems, Inc. and as member of the Board of Directors of Great American Life Assurance Company of Puerto Rico. Since 1999, Mr. Figueroa-Collazo is President of VERNET, Inc., an educational software development Company located in Caguas, Puerto Rico. Mr. Figueroa-Collazo is also member of the Board of Directors of INTECO, Puerto Rico Products Association, EPSCOR, and Vivero de Tecnología y Ciencia de Puerto Rico (VITEC). He has twelve years of experience in senior management positions and over twenty years of exposure at all management levels within the communications and systems industries. He was General Manager for Lucent Technologies, Mexico and a Department Head at AT&T Bell Laboratories. Mr. Figueroa-Collazo holds a BS, MS, and PhD in Electrical Engineering from the Florida Institute of Technology, and he attended Advanced Management Programs in INSEAD Fontainebleau, France, and The University of Pennsylvania, Wharton School of Business.
     Jaime Morgan-Stubbe, Esq. (48). Since 2000 he is an active member of the Board of Directors of the Puerto Rico Homebuilders Association and member of the Board of Trustees of the Palmas del Mar Academy. From 2002 to 2004 he served as a member of the Board of Trustees of the Baldwin School of Puerto Rico. Since 2000, he is President of Palmas del Mar Properties, Inc., a land and real estate development company and owner of the largest master planned residential-resort community in Humacao, Puerto Rico. Prior to becoming a real estate developer Mr. Morgan was a business, corporate, real estate and tax attorney. He worked for the Law Firm of Goldman Antonetti & Córdova, P.S.C. He was director of the Economic Development Administration (FOMENTO), President of the Puerto Rico Industrial Development Company (PRIDCO), and Executive Director of

the Puerto Rico Maritime Shipping Authority (Navieras de Puerto Rico), during his tenure in Government from 1993 to 1999. He graduated from Tulane University in New Orleans in 1980 and continued graduated studies in Law at the University of Puerto Rico. Mr. Morgan-Stubbe has been nominated by the Board of Directors to fill one of the vacancies left by the directors whose term as a member of the Board of Directors expires on the date of the annual meeting.
     Roberto Muñoz-Zayas, MD (77). He was President of the Board of Directors of the Regional Bank of Bayamón and the Bayamón Mortgage Loan Corp. He also served as a member of the Board of Directors of the Hospital Matilde Brenes, Inc. Dr. Muñoz-Zayas was President of the Athletics Federation of Puerto Rico, and he was President of the Hispano-American Colony of Puerto Rico, the Club Exchange in Bayamón, and the Federation of Sport Medicine of Puerto Rico. From 1994 to 2004, Dr. Muñoz-Zayas was Medical Director of the Olympic Committee of Puerto Rico and the Caribbean Series of Puerto Rico. He holds a BA in Science from the University of Puerto Rico, a PhD in Medicine from the University of Santiago de Compostela, and a Post-Graduate Degree from the Jacoby Municipal Hospital in New York. Dr. Muñoz-Zayas has been nominated by the Board of Directors to fill one of the vacancies left by the directors whose term as a member of the Board of Directors expires on the date of the annual meeting.
     Miguel A. Nazario-Franco (59). Since 2004, he has served on the Board of Directors of the Corporation and Triple-S, Inc. Mr. Nazario is Assistant Secretary of the Board of Directors of the Corporation and Assistant Treasurer of the Board of Directors of Triple-C, Inc. Mr. Nazario-Franco is an active member of the Board of Directors of Ferré Investment Fund, and Empresas Santana. He is also a member of the Advisory Board of Cortez Industrial Organization. From 1994 to 2002, Mr. Nazario-Franco worked for Puerto Rican Cement Co., Inc. where he held various positions, including those of President, Chief Executive Officer, and President of the Board of Directors. From 1995 to 2005 he served as a member of the Board of Directors of El Día, Inc. From 2002 to 2004, he served as a member of the Advisory Board of the Puerto Rico Department of Education and Consejo Asesor de la Industria de la Construcción. He also served on the Board of Directors of the Puerto Rico Aqueduct and Sewer Authority and Compañía para el Desarrollo Integral de la Peninsula de Cantera until December 2005 and in the Board of Directors of Puerto Rico Electric Power Authority until January of 2006. Mr. Nazario-Franco holds a BBA in Accounting from the University of Puerto Rico.
     Juan E. Rodríguez-Díaz, Esq. (65). Since December 2004, he has served on the Board of Directors of the Corporation and Triple-S, Inc. Mr. Rodríguez-Díaz is also Vice Chairman of Great American Life Assurance Company of Puerto Rico. Mr. Rodríguez-Díaz is a commercial, corporate and tax attorney authorized to practice law in Puerto Rico and New York who currently works as Senior and Managing Partner of Totti & Rodríguez Díaz. He has worked in various prestigious law firms including Baker & McKenzie, McConnell Valdés, and Sweeting, Pons, González & Rodríguez. Mr. Rodríguez-Díaz also served as Undersecretary of the Department of Treasury of Puerto Rico from 1971-1973. He serves as a member of the Board of Directors of Industrias Vassallo, Inc., Vassallo Research and Development, Inc., Syroco, Inc., Ochoa Industrial Sales Corp., Triangle Cargo Services, Inc., and Luis Ayala Colón Sucrs., Inc. Mr. Rodríguez-Díaz holds a BA degree from Yale University, a Juris Doctor (JD) from Harvard University and a Masters of Laws (LLM in taxation) from New York University School of Law.

MEMBERS OF THE BOARD OF DIRECTORS
Group 1 Directors — Terms Expiring in 2008
     Arturo R. Córdova-López, MD (63). Since 1999, he has served on the Board of Directors of the Corporation and Triple-S, Inc. (a subsidiary of the Corporation). He currently is a member and the Assistant Secretary of the Board of Directors of Triple-C, Inc. (a subsidiary of the Corporation). Doctor Córdova-López is also a member and the Chairman of the Board of the Board of Directors of Great American Life Assurance Company of Puerto Rico (a subsidiary of the Corporation). In addition, Doctor Córdova-López is an Ad-Honorem Associate Professor of Medicine at the University of Puerto Rico, School of Medicine, since 1986. Doctor Córdova-López has served as a Staff Pneumologist and Critical Care Consultant at Pavía Hospital since 1990. He is a member of the American Thoracic Society, the American College of Physicians, the American Lung Association, the College of Physicians and Surgeons of Puerto Rico, the American Society of Bariatric Physicians, NAASO the Obesity Society, the “Sociedad Puertorriqueña de Neumología”, and the American College of Chest Physicians (ACCP), where he was the previous Governor for Puerto Rico. He is Board Certified in Internal Medicine, Pulmonary Diseases, Critical Care, Managed Care Medicine, and Bariatric Medicine. He is the Medical Director and Secretary of the Board of Directors of Clínica Las Américas Guaynabo. He is active in the private practice of Pulmonology and Bariatric Medicine. He holds a BS degree in Electrical Engineering from the University of Puerto Rico, an MD degree from the same institution, and a MS degree in Epidemiology from the Harvard University School of Public Health.
     José Hawayek-Alemañy, MD (58). Since 2005, he has served on the Board of Directors of the Corporation. He is the Vice Chairman of Triple-S, Inc., and the Chairman of Triple-C, Inc. He also serves as member of the Board of Directors of Interactive Systems, Inc. Since 1976, he serves as Professor at the University of Puerto Rico, School of Medicine. From 1988 to 1998, he was director of the Office of Graduate Medical Education at the University of Puerto Rico, School of Medicine and, from 1998 to 2002, he was Dean of Academic Affairs at the University of Puerto Rico, School of Medicine. He is President of the OB-GYN Section of the Puerto Rico Medical Association. Since 2000, he represents Puerto Rico in the Maternal Mortality & Morbidity Committee of the American College of OB-GYN. From 2003 to 2005, he was Senate Member and Treasurer of the OB-GYN Section of the Medical College of Puerto Rico. He also served as President of the Medicare Carrier Advisory Committee in Puerto Rico. He holds a BS degree in pre-medicine from the University of Puerto Rico, Mayagüez Campus, an MD degree from the University of Puerto Rico, School of Medicine, and a Specialty in OB-GYN from University Hospital.
     Wilfredo López-Hernández, MD (63). Since 1999, he has served on the Board of Directors of the Corporation and Triple-S, Inc. He is currently the Chairman of the Board of Triple-S, Inc. and a member of the Board of Directors of Triple-C, Inc. Doctor López-Hernández has a private medical practice since 1979. He was an Associate Professor at the University of Puerto Rico, School of Medicine, an Associate Professor at the San Juan Bautista School of Medicine, and Chief of Service at San Rafael Hospital. Doctor López is a partner in Quadrangle Development, SE. Since 1979, he has been a member of the Puerto Rico Urological Association, Société International D’Urologie, American Confederation of Urology, and the American Urological Association. He holds a BS degree from the University of Puerto Rico, an MD degree from the University of Santiago de Compostela, Spain, and a Specialty in Urology from the University of Puerto Rico, School of Medicine.
     Adamina Soto-Martínez, CPA (59). Since 2002, she has served on the Board of Directors of the Corporation and Triple-S, Inc. She is Assistant Treasurer of the Board of Directors of the Corporation and a member of the Board of Directors of Great American Life Assurance Company of Puerto Rico and Seguros Triple-S, Inc. She is a Certified Public Accountant (CPA) and a partner and a founding member of the firm Kevane Grant Thornton, LLP, certified public accountants. Ms. Soto-Martínez is a member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants. She is a graduate of the University of Puerto Rico.
     Wilmer Rodríguez-Silva, MD (53). He currently serves as Chairman of the Board of Directors of the Corporation. Since 1999, he has served on the Board of Directors of the Corporation and Triple-S, Inc. Doctor Rodríguez-Silva also serves on the Board of Directors of Great American Life Assurance Company of Puerto Rico, Seguros Triple-S, Inc., Interactive Systems, Inc., Triple-C, Inc., and Signature Insurance Agency, Inc. (a wholly owned subsidiary of Seguros Triple-S, Inc.). Doctor Rodríguez-Silva is the former Chief of the Gastrointestinal Section of the San Pablo Medical Center. He is also a member of the American College of Physicians, the American Gastroenterology Association, the American Society for Gastrointestinal Endoscopy, the Puerto Rico Medical Association, former President of the Puerto Rico Society of Gastroenterology, and the American College of Gastroenterology. Doctor Rodríguez-Silva holds a BS degree from the University of Puerto Rico and an MD degree from the University of Puerto Rico, School of Medicine.
Group 2 Directors — Terms Expiring in 2009
     Valeriano Alicea-Cruz, MD (61). Since 2000, he has served on the Board of Directors of the Corporation and Triple-S, Inc. (a subsidiary of the Corporation). He also serves as Secretary of the Board of Directors of Triple-S, Inc. and as member and Vice-Chairman of the Board of Directors of Interactive Systems, Inc. (a subsidiary of the Corporation) and Triple-C, Inc. (a subsidiary of the Corporation). Since February 2006 he serves as a member of the Board of Directors of Great American Life Assurance Company of Puerto Rico (a subsidiary of the Corporation). He has been an Ophthalmologist with a private practice since 1976, and has offices in two municipalities of Puerto Rico. He is an active member of the Puerto Rico Medical Association, the American Academy of Ophthalmology, the Puerto Rican Society of Ophthalmology, the University Of Puerto Rico School Of Medicine Alumni Society, and the Pan-American Society of Ophthalmology. He has served on the Medical Board of the Department of Transportation and Public Works, and the Board of Directors of Ojos, Inc. Doctor Alicea-Cruz holds a BS degree from the University of Puerto Rico, an MD degree from the University of Puerto Rico, School of Medicine, and a Postgraduate Degree in Ophthalmology from the Puerto Rico Medical Center and Affiliate Hospitals.
     José Arturo Álvarez-Gallardo (64). Since 2000, he has served on the Board of Directors of the Corporation and Triple-S, Inc. He also serves as Chairman of the Board of Directors of Seguros Triple-S, Inc. and of Signature Insurance Agency, Inc., a wholly owned subsidiary of Seguros Triple-S, Inc. He is also a member of the Board of Directors of Great American Life Assurance Company of Puerto Ric. Since 1964, Mr. Álvarez-Gallardo has served in various positions with Méndez & Co., Inc., where he serves as President since 1998. He has served on the Board of Directors of Méndez & Co., Inc., Bamco Products Corporation, International Shipping Agency, Menaco Corporation, and Méndez Realty Equities, Inc. Mr. Álvarez-Gallardo holds a BBA degree in Business Administration from Iona College.
     Luis A. Clavell-Rodríguez, MD (55). Since 2006 he has served on the Board of Directors of the Corporation and Triple-S, Inc. He also serves as Secretary of the Board of Directors of Triple-C and member of the Board of Directors of Interactive Systems, Inc. Doctor Clavell-Rodríguez serves as the Medical Director at the San Jorge Children’s Hospital and as the Principal Investigator for the Children’s Oncology Group and the Dana Farber Acute Lymphoblastic Leukemia Consortium. He held positions as Professor of Pediatrics and Pathology at the University of Puerto Rico, School of Medicine and is a former Director of Pediatric Oncology and the Training Program in Pediatric Hematology/Oncology. He is certified by the National Board of Medical Examiners, the American Board of Pediatrics, and the Sub-Board of Pediatric Hematology/Oncology. He is also a member of the American Society of Hematology, American Society of Clinical Oncology and the American Society of Pediatric Hematology/Oncology. Doctor Clavell-Rodríguez received a BS degree from the Catholic University of Puerto Rico and an MD degree from the University of Puerto Rico School of Medicine. He completed his training in Pediatrics at the University of California School of Medicine and fellowships training from Harvard Medical School, Children’s Hospital Medical Center in Boston, MA, and the Sidney Farber Cancer Institute.
     Porfirio E. Díaz-Torres, MD (64). Since 2000, he has served on the Board of Directors of the Corporation. He is Assistant Secretary of the Board of Directors of Triple-S, Inc. and member of the Board of Directors of Seguros Triple-S, Inc. He is also the Secretary of the Board of Directors of Interactive Systems, Inc. and the Vice Chairman of Signature Insurance Agency, Inc. Since 1988, Doctor Díaz-Torres serves as the Director of the Cardiology Division of the Cardiology and Nuclear Center in San Juan, Puerto Rico. Doctor Díaz-Torres is also President of Old Harbor Brewery of Puerto Rico, Inc. and Di’ Rome Productions, Inc. He is an active member of the American College of Cardiologists and American Medical Association. He is active on the medical staff of Centro Cardiovascular de Puerto Rico y del Caribe and Auxilio Mutuo Hospital. Doctor Díaz-Torres holds a BBA degree in Business Administration from the University of Puerto Rico and an MD degree from Universidad Central del Este in the Dominican Republic.

     Vicente J. León-Irizarry, CPA (68). Since 2000, he has served on the Board of Directors of the Corporation and Triple-S, Inc. He is currently Treasurer of the Board of Directors of the Corporation and of Triple-C, Inc. He is a Certified Public Accountant (CPA) and since January 2002, he has been a business consultant. He worked as consultant for Falcón-Sánchez & Associates, a certified public accounting firm, from February 2000 to December 2001, and as a business consultant from January 1999 to February 2000. He is a member of the Puerto Rico Society of Certified Public Accountants. He holds a B.B.A. degree with a major in Accounting from the University of Puerto Rico.
     Jesús R. Sánchez-Colón, DMD (51). Since 2000, he has served on the Board of Directors of the Corporation and Triple-S, Inc. He is Secretary of the Board of Directors of the Corporation since 2002. He is also a member of the Board of Directors of Seguros Triple-S, Inc. and Triple-C, Inc. Doctor Sánchez-Colón is a dentist with a private practice since 1982. He is member of the College of Dental Surgeons of Puerto Rico, where he served as Secretary and Auditor, and he is also a member of the American Dental Association. He currently serves as Chairman of the Board of Directors of B. Fernández & Hermanos, Inc. He has been Chairman of the Board of Directors of Delta Dental Plan of Puerto Rico and Vice-Chairman of the Board of Directors of the Corporation for the Economic Development of the City of San Juan. Doctor Sánchez-Colón holds a BA in Psychology from St. Louis University, a DMD from the University of Puerto Rico, and a Postgraduate General Practice Residency at the Veterans Administration Hospital in San Juan, Puerto Rico.
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
     Scheduled meetings of the board are held at least quarterly. Special board meetings are held when convened by the Chairman, or by at least five directors. The board of directors met nineteen times during 2006. All directors, with the exception of Mr. Manuel Suárez-Méndez, attended at least 75% of the scheduled Board of Directors’ meetings and meetings held by Committees of which they were members. Do to family health related issues, this percentage was not met by Mr. Suárez-Méndez.
     While we encourage directors to attend our annual meeting of shareholders, we have not adopted a formal policy that all directors must attend annual meetings of shareholders. All of our directors attended the last annual meeting of shareholders.
BOARD OF DIRECTORS INDEPENDENCE
     The board has determined that Mr. Álvarez-Gallardo, Ms. Culpeper-Ramírez, Mr. Figueroa-Collazo, Mr. León-Irizarry, Mr. Nazario-Franco, Mr. Rodríguez-Díaz, and Ms. Soto-Martínez have no material relationship with the Corporation. Also, Mr. Faría-Soto, Mr. Morgan-Stubbe and Dr. Muñoz-Zayas are nominees for the Board of Directors and have no material relationship with the Corporation. Although our capital stock is not listed for trading on the New York Stock Exchange, or “NYSE,” and we are not subject to the NYSE listing standards, our board has adopted the NYSE director independence standards for corporate governance policy. The previously mentioned directors are independent under these director independence standards as determined and approved by the Board. A copy of the Independence Standards adopted by the Board of Directors is attached to this Proxy Statement as Exhibit A.
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SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
     Any shareholder who desires to contact the board or any of its members individually may do so by writing to: Triple-S Management Corporation, Board of Directors, P.O. Box 363628, San Juan, P.R. 00936-3628. The board will give appropriate attention to written communications that are submitted by the shareholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, the Chairman of the Board is responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other directors as he considers appropriate. The Chairman will forward communications to all directors if they relate to important substantive matters or include important suggestions or comments that merit a director’s attention. In general, communications related to corporate governance and long-term corporate strategy are more likely to be forwarded than communications related to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
     Alternatively, a shareholder may confidentially contact our Audit Committee by telephonically calling our EthicsPoint services at the toll-free number 1-866-384-4277 or electronically through www.ethicspoint.com. Communications will be received by the Audit Committee, and communications that are not related to accounting or auditing matters, may be discretionally forwarded by the Audit Committee or any of its members to other committees of the Board of Directors or management for review. Communications received by EthicsPoint are completely confidential and allow for shareholders and employees to report any violations or irregularities that could affect the Corporation.
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STANDING COMMITTEES
     The Bylaws of the Corporation provide that the Board of Directors shall have the following standing committees: Corporate Governance Committee, Finance Committee, Resolutions and Regulations Committee, Nominations Committee, Compensation Committee, and Audit Committee. The Board may create any other committee it deems necessary for the proper operation of our business.
     A brief description of each of the Nominations Committee, Compensation Committee and the Audit Committee is set forth below:
Nominations Committee
     The duties of the Nominations Committee are to: (1) recommend individuals who are best qualified to become members of the board that will be presented as candidates to be endorsed by the board at the annual meetings, (2) recommend to the board the best qualified candidates that can fill vacancies in the board, (3) develop and periodically review the qualifications of the candidates to be endorsed by the board, and (4) recommend to the board the best qualified candidates to occupy the position of President of the Corporation. A complete list of all the duties of the Nominations Committee is found in its charter, which is included as Exhibit B to this proxy statement.
     The committee met six times during the fiscal year ended on December 31, 2006. As of March 29, 2007, the members of the committee are: Doctor Ysern-Borrás, Chair of the committee, Mr. Álvarez-Gallardo, Doctor Clavell-Rodríguez, Doctor Córdova-López, Doctor Díaz-Torres, Doctor Hawayek-Alemañy, Doctor Rodríguez-Silva, Doctor Sánchez-Colón and Mr. Suárez-Méndez. Dr. Ysern-Borrás and Mr. Suarez-Méndez are not nominees for re-election for the Board of Directors at this Annual Meeting.
     On February 20, 2007, the Board of Directors revised the Corporation’s Independence Standards to provide that physicians who receive payments from the Corporation may not be deemed independent. Accordingly, the Board has determined that Messrs. Álvarez-Gallardo and Suárez-Méndez are the only members of the Committee who satisfy the applicable independence requirements as approved by the Board of Directors. Following the annual meeting and the election of the nominees, the Board of Directors will revise the composition of the Committee to ensure that it is comprised solely of independent directors.
     The nominations process followed by the committee is as follows:
(1)	Shareholders may nominate candidates to the board. Candidates recommended by shareholders will receive the same consideration as candidates recommended otherwise. The information of the candidates nominated by a shareholder must be addressed to the attention of the Secretary of the board.

(2)	A shareholder may present a nominee at the annual meeting if it is made by a shareholder that is a record holder as of the applicable record date and such shareholder has delivered written notice of such proposal containing the information specified in our Amended and Restated Bylaws not later than 120 days nor earlier than 150 days prior to the first anniversary of the preceding year’s annual meeting.

(3)	The Nominations Committee’s duties are to ensure that the board has the plans, procedures, and resources needed to identify, recruit, and retain directors. The Nominations Committee will identify the individuals who, in their judgment, are best qualified to serve on the board and present its recommendations to the board for endorsement at the annual meeting. This committee will also make recommendations to fill any vacancies in the board that might arise from time to time.

(4)	Individuals interested in serving as directors must meet all legal and statutory requirements. These minimum requirements are contained in Article 6-2 of our Bylaws. They include the following: (a) not having filed for bankruptcy, nor granted a fraudulent general cession for the benefit of creditors, (b) not have been convicted of a crime involving moral depravation, (c) not be a director or officer of a bank, a savings and loans association, an institution engaged in the business of receiving deposits and lending money in Puerto Rico or any entity or corporation in which any of the institutions referred to herein have a direct or indirect substantial economic interest or relationship of owner, subsidiary, or affiliate of any entity or corporation which owns, directly or indirectly, a substantial economic interest in any of said institutions, except that a person can fulfill his duties as director or officer of a financial holding company or a depository institution with whom an insurance company affiliated to us has a relationship, directly or indirectly, as owner, subsidiary or affiliate, and (d) comply with any applicable requirements under BCBSA rules.

(5)	The Nominations Committee develops qualifying criteria and is responsible for identifying, interviewing, and recommend to the board those potential candidates that, in their judgment, are best qualified. Throughout this process, the committee may verify that the selected individuals possess the following specific qualities or skills: (a) experience or relevant knowledge, (b) time availability and commitment, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) independent judgment, and (g) ability to verbalize and present ideas in a rational and eloquent fashion. In addition, the Nominations Committee may include other requirements that it may deem necessary to strengthen the Corporation and fulfill its needs as vacancies occur. This practice is aimed at complying with good corporate governance practices.

(6)	The Nominations Committee has the authority to hire and terminate the services of any professional third-party search firm to identify potential candidates for the position of director. During 2006, the Committee hired the services of a third party search firm to evaluate and identify possible candidates for the board.

(7)	The committee identified and recommended the nominations of Ms. Carmen Ana Culpeper, Mr. Miguel Nazario-Franco, Mr. Manuel Figueroa-Collazo and Mr. Juan E. Rodríguez-Díaz, each of whom is currently a member of the Board.

(8)	The committee also identified and recommended three nominees who are not currently serving as directors. Mr. Antonio F. Faría-Soto, Mr. Jaime Morgan-Stubbe, and Dr. Roberto Muñoz-Zayas are being nominated for election for the first time. Dr. Muñoz-Zayas’ nomination was submitted to the Board of Directors by a shareholder of the Corporation.
Compensation Committee
     The duties of the Compensation Committee are to: (1) develop, recommend, and review the compensation policies for our executive officers, (2) recommend to the board the compensation of our executive officers, and (3) recommend to the board those changes to the compensation levels of our directors that are deemed necessary. A list of all the duties of the Compensation Committee is found in its charter, which is included as Exhibit C to this proxy statement

     The committee met seven times during the fiscal year ended December 31, 2006. As of March 29, 2007, the members of the committee are: Ms. Soto-Martínez, Chair of the committee, Mr. Belaval, Ms. Culpeper-Ramírez, Mr. León-Irizarry, and Dr. Rodríguez-Silva. Mr. Belaval is not standing for re-election for the Board of Directors at this Annual Meeting.
     On February 20, 2007, the Board of Directors revised the Corporation’s Independence Standards to provide that physicians who receive payments form the Corporation may not be deemed independent. Accordingly, in its best judgment, the Board has determined that Ms. Soto-Martínez, Mr. Belaval, Ms. Culpeper-Ramírez and Mr. León-Irizarry satisfy the applicable independence requirements as currently defined by the board of directors. Following the annual meeting and the election of the nominees, the Board of Directors will revise the composition of the Committee to ensure that it is comprised solely of independent directors.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     None of the members of the Compensation Committee is or has been one of the Corporation’s officers or employees. None of the Corporation’s executive officers served on any board of directors’ compensation committee of any other company for which any of the Corporation’s directors served as an executive officer at any time during 2006. Other than disclosed in “Other Relationships, Transactions and Events” above, none of the members of the Compensation Committee had any relationship with the Corporation requiring disclosure under Item 404 of the SEC Regulation S-K.
Audit Committee
     The Audit Committee reviews the following matters: (1) adequacy of internal controls and compliance with applicable laws and regulations, (2) activities/reports of the Internal Audit Office, (3) results from audits made by regulators, (4) our consolidated financial statements, and (5) the annual audit report prepared by the external auditors. In addition, the Audit Committee appoints the independent public accounting firm to serve as our external auditors and the Vice-President of Internal Audit, when such position becomes vacant.
     The committee met nine times during the fiscal year ended December 31, 2006. As of March 29, 2007, the members of the committee are: Mr. Mario S Belaval, Chair of the Committee, Ms. Carmen Ana Culpeper-Ramírez, Mr. Manuel Figueroa-Collazo, Mr. Vicente J. León-Irizarry, Mr. Miguel A. Nazario-Franco, Ms. Adamina Soto-Martínez and Mr. Manuel Suárez-Méndez. Mr. Belaval and Mr. Suárez-Méndez are not nominees for re-election for the Board of Directors at this Annual Meeting. Following the annual meeting and the election of the nominees, the Board of Directors will revise the composition of the Committee to ensure that it is comprised solely of independent directors.
     Mr. Mario S Belaval is a member of the audit committee of more than three Tax Free Funds. The Board of Directors has determined that Mr. Belaval’s simultaneous service does not impair his ability to effectively serve on the Audit Committee of the Corporation.
AUDIT COMMITTEE REPORT
     The Audit Committee Charter (“Charter”) establishes that the Audit Committee (“Committee”) shall consist of five or more members of the Board of Directors of Triple-S Management Corporation. The Board has determined that each member of the Committee is independent. In making this determination, the Board follows the audit committee independence standards set forth in the NYSE’s director independence rules. Currently, the Committee is comprised of seven directors all of whom are independent under such standards. The Committee held nine meetings during the year ended December 31, 2006. Form 10-K and Form 10-Q filings were discussed in four of such meetings.
     The role of the Committee is to assist the Board in its oversight of our financial reporting process, as well as our internal and external audit processes, independent auditor’s qualifications and performance of internal audit function. The Committee also is responsible for the appointment, compensation, retention and oversight of independent auditors and the establishment of procedures for complaints. The Committee can communicate directly with the Board and require corrective plans related to findings included in reports submitted by the internal or external auditors, as well as any other matter brought to the attention of the Committee. The Committee operates pursuant to the Charter that was adopted by the Board and ratified on February 20, 2007. A copy of such Charter, as amended, is attached to this proxy statement as Exhibit D.
     The Charter states that: (1) the Chair of the Audit Committee shall be appointed by the members of the Committee and (2) the Committee shall appoint the Vice-President of the Internal Audit Office when such position is vacant. The Committee has the resources and authority to discharge its responsibilities, including the authority to engage external auditors for special audits, reviews, and other procedures and to retain special counsel and other experts, consultants, or advisors. The Committee appoints or terminates the engagement of the external auditors and reviews the external auditors’ proposed audit scope and approach, including coordination of the audit effort with the Internal Audit Office.
     In the performance of its oversight function, the Committee has considered and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2006 with management and KPMG LLP, our external independent registered public accounting firm.
     The Committee has also discussed with the external independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” In addition, the Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (“Independence Discussion with Audit Committees”), as currently modified or supplemented. The Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditors’ independence, and has discussed with the independent auditors the auditors’ independence from us and our management.
     As set forth in the Charter, our management is responsible for: (1) the preparation, presentation, and integrity of our consolidated financial statements, and (2) maintaining appropriate accounting and financial reporting principles, policies, and internal controls and procedures that comply with accounting standards and applicable laws and regulations. Our external independent registered public accounting firm, KPMG LLP, is responsible for auditing our consolidated financial statements and expressing an opinion as to their consistency with generally accepted accounting principles.
     The members of the Committee are not employees of Triple-S Management Corporation or any of its subsidiaries. While some of them may be accountants or auditors by profession, the Committee relies on, and makes no independent verification of, the financial or other information presented to it or representations made by management or the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to achieve compliance with accounting standards, and applicable laws and regulations.
     Based on the Committee’s consideration of the audited consolidated financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Committee set forth in the Charter and those discussed above, the Committee recommended and the Board approved that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

Submitted by:
Mario S Belaval, Chair of the Audit Committee
Carmen Ana Culpeper-Ramírez
Manuel Figueroa-Collazo, PE, PhD
Vicente J. León-Irizarry, CPA
Miguel A. Nazario-Franco
Adamina Soto-Martínez, CPA
Manuel Suárez-Méndez, PE
Dated: March 29, 2007
AUDIT COMMITTEE FINANCIAL EXPERT
     The Board of Directors has determined that Mr. León-Irizarry is the audit committee financial expert as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and is independent with the NYSE director independence standards. For a brief listing of the relevant experience of the members of the Audit Committee, please see “Board of Directors” and “Standing Committees” above.
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EXECUTIVE OFFICERS
     The following information sets forth the names of our executive officers, including their age, education and business experience during the past five years and the period during which each such person has served as one of our executive officers.
     Ramón M. Ruiz-Comas, CPA (50). Since May 2002, he has served as President and Chief Executive Officer of the Corporation, and as such, has served as a Director on the Board of Directors of the Corporation. Currently, he also serves as a Director of the Board of Directors of Triple-S, Inc., Seguros Triple-S, Inc., Great American Life Assurance Company of Puerto Rico, Interactive Systems, Inc., Triple-C, Inc., and Signature Insurance Agency, Inc. (a wholly owned subsidiary of Seguros Triple-S, Inc.). Mr. Ruiz-Comas served as Executive Vice-President of the Corporation from November 2001 to April 2002 and as Senior Vice-President and Chief Financial Officer of the Corporation from February 1999 to October 2001. He is a Certified Public Accountant (CPA) and a member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants. He holds a Juris Doctor (JD) degree and a B.B.A. degree with a major in Accounting from the University of Puerto Rico.
     Socorro Rivas-Rodríguez, CPA (59). Ms. Rivas has served as President and Chief Executive Officer of Triple-S, Inc. since May 2002. Prior to her appointment as President and Chief Executive Officer, Ms. Rivas served in various positions in Triple-S, Inc., including General Manager and Executive Vice-President of Triple-S., Inc. from 1999 to 2002, and Executive Vice-President from 1990 to 1999, and Director of Internal Audit from 1982 to 1990. She is a Certified Public Accountant since 1987 and a member of the Puerto Rico Society of Certified Public Accountants. Ms. Rivas has a B.A. degree with concentrations in mathematics and accounting from the University of Puerto Rico.
     Eva G. Salgado-Micheo (50). Ms. Salgado has served as President of Seguros Triple-S, Inc. since July 2003. Prior to this appointment, Ms. Salgado served in various positions in Seguros Triple-S, Inc., including, Senior Vice-President of the Underwriting Department from 2002 to 2003, Vice-President of the Underwriting Department from 1997 to 2002 and Vice-President of Marketing. Prior to joining Seguros Triple-S, Inc., Ms. Salgado worked at Integrand Assurance Company as Senior Vice-President of the Underwriting Department from 1992 to1996. Ms. Salgado has a B.A. from the University of Puerto Rico with a concentration in Finance. She also studied underwriting at the Insurance Institute of America.

     Arturo Carrión-Crespo, CPA (49). Mr. Carrión has served as President of Great American Life Assurance Company of Puerto Rico since 1998. Prior to this appointment, Mr. Carrión served as Vice-President of Finance of Great American Life Assurance Company of Puerto Rico from 1987 to 1998. He is a Certified Public Accountant and a member of the Puerto Rico Society of Certified Public Accountants. Mr. Carrión graduated from the University of Puerto Rico obtaining a B.B.A. degree with a major in Accounting.
     Luis A. Marini-Mir (58). Doctor Marini has been President of Triple-C, Inc. since October 1999. Prior to his appointment, Doctor Marini served as Dental Director of Triple-S, Inc. from February 1998 to October 1999. From April 1975 to December 2000, Doctor Marini had a private practice limited to Pediatric Dentistry. Doctor Marini is a former Dean of the University of Puerto Rico School of Dentistry. Doctor Marini received a degree from the University of Puerto Rico (Mayagüez Campus) with a concentration in pre-medicine and obtained a degree of Doctor in Medical Dentistry (D.M.D.) from the University of Puerto Rico School of Dentistry. He also obtained a Certificate in Pediatric Dentistry from the University of Puerto Rico, School of Dentistry.
     Carlos D. Torres-Díaz (48). He has served as President of Interactive Systems, Inc. since 1996. Prior to his appointment as President of Interactive Systems, Inc., Mr. Torres served as Vice-President of Systems Development from April 1990 to January 1996. Before joining the Corporation, Mr. Torres served as EDP Administration Manager at Banco Popular de Puerto Rico. Mr. Torres has a B.B.A. degree from the Interamerican University of Puerto Rico with a concentration in the Management of Information Systems.
     Roberto O. Morales-Tirado, Esq. (63). Mr. Morales was appointed President of Signature Insurance Agency, Inc. in March 2006. Prior to being appointed as President & Chief Executive Officer of Signature Insurance Agency, Mr. Morales served as President and Chief Executive Officer of Seguros de Vida Triple-S, Inc. since 2000. From 1998 to 2000, Mr. Morales served as a consultant for the Corporation. From 1993 to 1998, Mr. Morales served as President and Chief Executive Officer of AIG Life Insurance Company of Puerto Rico. Mr. Morales received a B.A degree from the University of Puerto Rico and a Juris Doctor degree from the Interamerican University of Puerto Rico School of Law.
     Juan J. Román-Jiménez, CPA (41). Mr. Román has served as Vice-President of Finance and Chief Financial Officer of the Corporation since 2002. Prior to his appointment as Chief Financial Officer of the Corporation, Mr. Román served as Executive Vice-President of Triple-C, Inc. from 1999 to 2002 and Vice-President of Finance of Triple-C, Inc. from 1996 to 1999. Prior to joining the Corporation, Mr. Román worked at KPMG LLP from 1987 to 1995. He is a Certified Public Accountant since 1989 and a member of the Puerto Rico Society of Certified Public Accountants. He earned a B.A. in Business Administration with a concentration in Accounting from the University of Puerto Rico, Rio Piedras.
     Juan J. Rodríguez-Gilibertys, CPA (43). Mr. Rodríguez-Gilbertys has served as Vice-President of the Audit Department of the Corporation since December 2004. Prior to his appointment at the Corporation, Mr. Rodríguez-Gilbertys served as Undersecretary of the Puerto Rico Treasury Department from January 2001 to November 2004. Mr. Rodríguez-Gilbertys served as Director of Finance for the Municipality of San Juan from 1997 to 2001. Mr. Rodríguez-Gilbertys received a degree of Bachelor in Business Administration (B.B.A.) from the University of Puerto Rico with a concentration in Accounting. He also received a Juris Doctor degree from the Interamerican University School of Law. He is a Certified Public Accountant, a Certified Internal Auditor, a Certified Information System Auditor and a member of the Puerto Rico Society of Certified Public Accountants.
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COMPENSATION DISCUSSION AND ANALYSIS
     The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board of Directors oversees the design and administration of the Company’s executive and director compensation programs. The Committee works to ensure that the total compensation paid to the executive officers and outside directors is fair, reasonable and competitive.

     Throughout this proxy statement, the individuals who served as our chief executive officer and chief financial officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers.”
     The Committee currently comprises a majority of independent directors (four out of five), and is responsible for the administration of the Corporation’s executive compensation program. As required by its new charter, the Committee will comprise only independent directors by May 2007. The Compensation Committee Charter sets forth these responsibilities in more detail. This Charter is periodically reviewed by the Compensation Committee and the Board of Directors, and is included in Exhibit C to this Proxy Statement. The Committee met seven times during 2006.
     The Compensation Committee has the sole authority to engage the services of outside consultants to assist them. The Committee retained Frederic W. Cook & Co., Inc. (“Cook”) as its compensation consultant during 2006 to advise the Compensation Committee in all matters related to the executives’ and directors’ compensation.
     Our executive compensation program is designed to support the attainment of the Corporation’s vision, business strategy, and operating imperatives. Specifically, we believe that the most effective executive compensation program is one that is designed to reward the achievement of specific annual and long-term goals which align the executives’ interests with those of the stockholders, and ultimately improve shareholder value.
     To this end, our compensation program is designed to accomplish the following objectives:
•	Reinforce the business values through the alignment of the Corporation’s efforts to deliver superior results for customers and shareholders, belief in good governance, socially responsible business practices, and high ethical standards.
•	Reinforce a high performance culture with clear emphasis on accountability and variable pay. The variable pay program is intended to drive a high performance culture that emphasizes both near and longer-term results.
•	Deliver compensation that is reasonable and competitive so that the Corporation can attract and retain talented leaders and motivate those leaders to achieve superior results. At the same time, we believe that compensation should be set responsibly to ensure a reasonable rate of return on our human capital expenditures.
•	Require levels of share ownership that increase with role scope once the Corporation become a public corporation. Executives will be required to own and hold a number of shares while in executive or policymaking roles to align their economic interests with other shareholders.
Determining Executive Compensation
     The Corporation compares its compensation to that of companies with which it competes for talent, capital, and customers. Those companies include private or publicly-held companies, stand-alone businesses or divisions of larger institutions. The Corporation’s size and/or organization complexity are considered when selecting comparable companies and data analysis methods. Within the Corporation’s general competitive framework, specific comparisons may vary by type of role.
     Cook provided the Committee with relevant market data and alternatives to consider when making compensation decisions. Using data prepared by Cook, the Committee compared each element of total compensation to several competitive reference groups, including a defined list of direct industry competitors (“Insurance and Managed Care Peer Group”), other public companies operating in Puerto Rico, and a broader industry group of similarly-sized insurers and general service companies.
     The Insurance and Managed Care Peer Group consists of companies against which the Committee believes the Corporation will compete for talent, capital, and customers or are comparable to the Corporation. The companies comprising the Insurance and Managed Care Peer Group are:

AMERIGROUP Corporation	Delphi Financial Group, Inc.	Molina Healthcare, Inc.

21st Century Insurance Group	Erie Indemnity Company	Sierra Health Services, Inc.

Alleghany Corporation	HCC Insurance Holdings, Inc.	State Auto Financial Corporation

AmerUs Group Co.	HealthSpring, Inc.	WellCare Health Plans, Inc.

Aspen Insurance Holdings Ltd	Infinity Property & Casualty Corporation	Zenith National Insurance Corporation

Centene Corporation	Magellan Health Services
     For comparison purposes, the Company’s annual revenues are at the median of the Insurance and Managed Care Peer Group. Total compensation is targeted at the median (50th percentile) of the Insurance and Managed Care Peer Group for all components of pay, including: base salary, short- and long-term variable pay opportunities, benefits and perquisites.
     Based on our compensation philosophy, a significant percentage of total compensation is delivered in the form of incentive compensation. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee reviews competitive pay information provided by Cook as well as the Corporation’s current operating goals and environment to determine the appropriate level and mix of incentive compensation. Actual amounts earned from incentive compensation are realized only as a result of individual or Company performance, depending on the type of award, based on a comparison of actual results to pre-established goals.
Role of Individual Pay Components
     Executive compensation historically has been delivered predominantly through base salary and annual cash bonuses, as the Corporation has not previously awarded long-term incentives due to its status as a private company. Going forward, the Corporation intends to deliver long-term incentives, believing that they are an important and essential element of the total compensation program that will help to ensure its ability to attract, motivate, and retain top talent as a public company.
Base Salary
     Base salaries are used to recognize an employee’s immediate contribution to the organization, experience, knowledge, and responsibilities of each particular role. It is also used to compensate the Named Executive Officers for assuming a significant level of responsibility, to provide financial stability, to be market competitive, and to secure an appropriate level of incentive.
     The Corporation’s Salary Adjustment Policy (the Policy) establishes that salary adjustments be based on a number of relevant factors, including: particular importance of the position to the Corporation, individual performance, growth in position, market level increases, the Corporation’s financial performance and ability to pay. Also, the Policy establishes that base pay adjustments send clear performance messages and make moderate distinctions based on performance; for executives, significant distinctions in performance are recognized through the Corporation’s annual cash program. In addition, this Policy requires that timing for increases be consistent with market practice, and base salaries for executives are reviewed and adjusted as necessary on an annual basis to ensure pay levels remain competitive, as well as the time of promotion or changes in responsibilities.
Annual Cash Bonus
     The annual cash bonus portion of an executive’s total compensation opportunity is intended to accomplish a number of objectives, including: reinforce the optimization of operating results throughout the year, achievement of the Corporation’s stated objectives; pay for performance and reinforce individual accountability; support our long-term objective to create shareholder value; and to provide market competitive cash compensation when performance objectives are met or exceeded. This bonus can be highly variable from year to year depending on actual performance results.

     The annual cash bonus is based on achievement of the Corporation’s and individual business units’ goals that are established at the beginning of each year. Goals are approved by the Board of Directors and include financial goals, such as consolidated premium earned and net income growth, as well as specific performance goals for each Named Executive Officer. The annual amount, if any, of the annual cash bonus is based on an evaluation of each Named Executive Officer’s performance and on the financial goal achievement. Depending on the performance for the year, payment under the annual incentive may range from 0 percent to 150 percent of the target bonuses established by the Committee. The Committee approved the awards and has discretion to determine any charges to the amount to be paid. Final recommendation of the Committee is approved by the Board of Directors. Amounts paid to the Named Executive Officer for 2006 are shown on the Summary Compensation Table — Non-Equity Incentive Plan Compensation column.
     Target bonuses are currently established at 70 percent of base salary for the Chief Executive Officer (CEO) and from 50 percent to 70 percent for the other Named Executive Officers. For the CEO and the Chief Financial Officer, the financial performance goals are based 80 percent on the Corporation’s actual financial performance, against the 2006 corporate objectives, and 20 percent on non-financial performance. This includes individual objectives that can be quantitative or qualitative. For all other executive officers, the performance measures are based 30 percent on the Corporation’s actual financial performance, against 2006 corporate objectives, 50 percent on the actual performance of the corresponding business unit for which the executive is responsible, and 20 percent on the executive officer’s performance, as established by the Committee.
     The Corporation also pays an annual bonus each December to all of its active employees, including the Named Executive Officers. This bonus is determined based on a non-performance predetermined formula and paid if the employee had worked more than 700 hours as of September 30 of each year and is an employee at the date of payment. The amount paid under this bonus approximates nine percent of base salary and, with respect to the bonus payable to the Named Executive Officers, is included in the bonus column of the Summary of Compensation Table.
Retirement Programs
     Executive officers participate in our qualified and non-qualified employee retirement programs designed to provide retirement income. Our qualified and nont-qualified pension plans provide a retirement income base.
Non-Qualified Deferred Compensation Plan
     The purpose of this Program is to provide certain executives who elect to become Participants with the opportunity of deferring a portion of their compensation to a later date and benefiting from the tax advantages related thereto.
Long-Term Incentive Awards
     Historically, the Corporation has not made any long-term incentive awards to executives due to its status as a private company. Going forward, the Corporation believes that long-term incentives are an important and essential element that need to be offered as part of the total compensation program of the Corporation as a public entity to ensure its ability to attract, motivate, and retain top talent. As such, the Corporation intends to deliver long-term incentives to key management to accomplish a number of important objectives:
•	Align management and shareholder interests
•	Balance the short-term orientation of other compensation elements
•	Provide a variable portion of total compensation tied to long-term market and financial performance of the Corporation
•	Build executive stock ownership
•	Hold executives accountable for their long-term decisions
•	Reinforce collaboration across the Corporation
•	Retain key talent over the long term
•	Share success with those who directly impact the Corporation’s performance results

     Long-term incentives may be delivered through a variety of award types that the Corporation may adopt in the future, including: stock options, restricted stock/units, performance-based equity (“performance shares”), performance-based cash (“performance cash”), and other equity/non-equity award types (e.g., stock SARs/cash SARs). The Corporation intends to provide long-term awards through a combination of some of the above mentioned types of award.
IPO and Annual Equity Awards
     In association with the planned IPO, and consistent with typical competitive practice, on the date of the closing of the initial public offering, the Corporation intends to deliver equity awards to selected officers, including the executive officers. The form of these awards is intended to be consistent with the ongoing annual long-term incentive awards that the Corporation intends to make in the future.
     IPO and annual equity awards are intended to accomplish a number of important objectives:
•	Encourage a successful IPO event
•	Create an immediate and significant equity stake for senior managers
•	Strongly align management and shareholder interests by encouraging and rewarding market-based and financial operating performance of the Corporation
•	Recognize the historic lack of long-term incentive awards
•	Retain key management following the IPO
     At the time of each award, the Compensation Committee will determine the terms of the award, including, if appropriate, the performance period (or periods) and the performance objectives relating to the award of performance shares. At the conclusion of a performance share award performance period, the Compensation Committee will review actual performance versus the pre-established performance goals to determine whether the performance objectives were met in whole or in part, and the associated payment that may be due as a result.
Role of Executive Officers in Compensation Decisions
     The Committee makes all compensation decisions for Named Executive Officers of the Corporation. Decisions regarding the non-equity compensation of other executive officers are made by the the Chief Executive Officer. The Chief Executive Officer annually reviews the performance of each Named Executive Officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual incentive award amounts, are presented to the Committee. The Committee approves the compensation of the Named Executive Officers, including the Chief Executive Officer, and makes recommendations for final approval to the Board of Directors.
Compensation of Named Executive Officers for 2006
     The Corporation, as part of its strategic development, announced in January 2006 that it was going to recommend to the shareholders to commence the process of becoming a public corporation. As part of that process, the Compensation Committee has been evaluating the different components of compensation of the executive officers. The purpose is to ascertain compensation at adequate levels (defined as total compensation targeted at median external pay levels) when compared with peer companies and to retain its executive officers.
     As part of the engagement of Cook, the Committee is reviewing each pay component to align compensation for the first time to that of similar companies. The main purpose is to assure that the Corporation has established a competitive compensation program. Based on the initial analysis, the main component of compensation the Corporation does not provide is a long-term incentive award program. The Compensation Committee is in the process of evaluating this component of the compensation. In addition, total compensation for the Named Executive Officers is below the median pay level of comparable companies at this moment.

Base Salary
     In setting base salaries for 2006, the Compensation Committee considered the following factors:
•	The corporate budget, meaning the Corporation’s overall budget for base salary increases. The corporate budget was established based on planned performance for 2006. The objective of the budget is to allow salary increases to retain and motivate successful performers while maintaining affordability within the Corporation’s business plan.
•	The relative pay differences for different job levels.
•	Individual performance base salary increases were driven by individual performance assessments.
•	Evaluation of peer group data specified to each executive position, where applicable. However, the Compensation Committee may exercise subjective judgment in determining final increases.
     In establishing Mr. Ruiz’s base salary for 2006, the Compensation Committee applied the principles described above. In an executive session, the Compensation Committee assessed Mr. Ruiz’s 2005 performance, based on established corporate goals and financial objectives. They considered the Corporation’s and Mr. Ruiz’s accomplishment of objectives that had been established at the beginning of the year, strategic direction of the Corporation and its own subjective assessment of his performance. The Compensation Committee approved the salary increase of Mr. Ruiz and recommended the increase to the Board of Directors, who also approved it.
     The salary increase of Mr. Román was determined based on the factors mentioned above. His increase was greater than the increase for other executives. His salary increase was necessary to recognize his performance, new requirements based on the aforementioned strategic direction of the Corporation, and to improve the competitive positioning of his pay.
     For all other Named Executive Officers salary increases were based on the aforementioned principles and in line with budget increases.
Non-Equity Incentive Plan
     The non-equity incentive award for 2006 was based on the performance of the Corporation against the stated objectives. For 2006 the Corporation reported net income of $55 million, which exceeded the targeted level and reached the superior level. Also, total operating revenues, excluding net investment income, was $1.5 billion, which was just below targeted level.
     In February 2007, the Committee and the Board approved payments to the Named Executive Officers under the 2006 non-equity incentive plan, in the amounts set-forth below in the Summary Compensation Table. Payments were made within the parameters established.
COMPENSATION COMMITTEE REPORT
     The Compensation Committee of the Corporation has reviewed and discussed the Compensation Discussion and Analysis required above with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by:
Adamina Soto-Martínez, CPA, Chair of the Compensation Committee
Mario S Belaval
Vicente J. León-Irizarry, CPA
Carmen Ana Culpeper-Ramírez
Wilmer Rodríguez-Silva, MD

SUMMARY COMPENSATION TABLE

					Change in
					Pension Value
					and Non-
					Qualified
				Non-Equity	Deferred
				Incentive Plan	Compensation	All Other
Name and Principal		Salary[1]	Bonus[2]	Compensation	Earnings[3]	Compensation[4]	Total
Position	Year	($)	($)	($)	($)	($)	($)
Ramón M. Ruiz, President & CEO of Triple-S Management Corporation	2006	$492,274	$45,325	$386,020	$115,000	$72,868	$1,111,487
Juan José Román, Vice President of Finance & CFO of Triple-S Management Corporation	2006	$285,000	$26,325	$165,758	$35,000	$21,474	$533,557
Socorro Rivas, President of Triple-S, Inc.	2006	$380,500	$35,079	$299,895	$175,000	$67,595	$958,069
Eva Salgado, President of Seguros Triple-S, Inc.	2006	$264,500	$24,446	$207,664	$48,000	$28,802	$573,412
Luis A. Marini, President of Triple-C, Inc.	2006	$223,700	$20,706	$138,856	$48,000	$40,782	$472,044

[1]	Amounts represent base salary. Some of the Named Executive Officers deferred a portion of their salary under the non-qualified deferred salary plan, which was included in the Non-qualified Deferred Compensation Table.

[2]	Represents annual non-performance base bonus. Refer to the Compensation Discussion and Analysis — Annual Cash Bonus for detailed explanation.

[3]	The amounts represent the actuarial increase in the present value of the Named Executive Officer’s benefits under the Corporation’s pension plan, and the Supplemental Benefit Plan, further described below. The increase was calculated using the interest rate, discount rate and form of payment assumptions consistent with those used in the Corporation’s financial statements. The calculation assumes benefit commencement is at normal retirement age (65), and was calculated without respect to pre-retirement death, termination or disability. Earnings on deferred compensation are not reflected in this column because the Corporation does not provide above market or guarantee returns on non-qualified deferred compensation.

[4]	Other annual compensation consists of the following:

		Sick Leave &
Name	Vehicles Allowance	Vacation Paid (a)	Other
Ramón M. Ruiz	$18,322	$54,546	—
Juan José Román	—	$21,474	—
Socorro Rivas	$19,847	$43,234	$4,514
Eva Salgado	$13,826	$14,976	—
Luis A. Marini	$15,692	$21,725	$3,365
(a)	The Corporation pays to all of its employees, including the Named Executive Officers, 90% of the sick leave license days not used during the year and the excess, if any, of vacation accrued over thirty days. Amounts included represent cash paid during 2006.

Grants of Plan-Based Awards
     The following table outlines the non-equity incentive awards:

		Estimated Possible Payouts Under
		Non-Equity Incentive Plan Awards[1]
Name	Grant Date	Threshold	Target	Maximum
Ramón M. Ruiz	January 24, 2006	$275,673	$344,590	$516,888
Juan José Román	January 24, 2006	$114,000	$142,500	$213,750
Socorro Rivas	January 24, 2006	$213,080	$266,350	$399,525
Eva Salgado	January 24, 2006	$148,120	$185,150	$277,725
Luis A. Marini	January 24, 2006	$98,428	$123,035	$184,553

I	In December 2005 the Board of Directors established the performance measures for purposes of determining the amounts payable for the year ended December 31, 2006. The amounts shown under the Threshold column assume that the lowest levels meet by the Corporation or business unit. The amount of the annual bonus can be cero if the lowest level is not achieved. Awards, if any, under this plan are payable in first quarter of the following year. Actual amounts paid for 2006 are reflected in the Summary Compensation Table — Non-Equity Incentive Plan Compensation column.

Defined Benefit Retirement Plan
     The following table illustrates the present value of accumulated benefits and the number of years credited service for the Named Executive Officer under our Non-Contributory Retirement Program and Triple-S Management Corporation Supplemental Retirement Program.
Pension Benefits Table

			Present
		Number of Years	Value of Accumulated	Payments During
		Credited Service	Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
Ramón Ruiz	Non-contributory Retirement Program for Certain Employees of Triple-S Management Corporation	16.5	365,000	—
	Triple-S Management Corporation Supplemental Retirement Program		435,000

Juan José Román	Non-contributory Retirement Program for Certain Employees of Triple-S Management Corporation	10.98	140,000	—
	Triple-S Management Corporation Supplemental Retirement Program		20,000

Socorro Rivas	Non-contributory Retirement Program for Certain Employees of Triple-S Management Corporation	24.97	920,000	—
	Triple-S Management Corporation Supplemental Retirement Program		655,000

Eva Salgado	Non-contributory Retirement Program for Certain Employees of Triple-S Management Corporation	9.89	200,000	—
	Triple-S Management Corporation Supplemental Retirement Program		31,000

Luis A. Marini	Non-contributory Retirement Program for Certain Employees of Triple-S Management Corporation	8.91	300,000	—
	Triple-S Management Corporation Supplemental Retirement Program		6,000
     The Corporation sponsors a Non-contributory Retirement Program for all of its employees and for the employees of certain of its subsidiaries. The compensation covered by the pension plans is the annual salary as set forth in the Summary Compensation Table. The Corporation also has a Supplemental Retirement Program. This program covers benefits in excess of the IRS limits that apply to the qualified program, Non-Contributory Retirement Program. The following is a summary of the pension plans’ provisions.
Non-Contributory Defined-Benefit Pension Plan
•	Employees eligible for participation — Employees age 21 or older with one year of service with a Blue Cross and/or Blue Shield organization are eligible to participate. An employee becomes a Participant on the January 1 or July 1 coincident with or next following the completion of the age and service participation requirements.

Employees of a subsidiary that participates in this Program are treated as employees of the Sponsoring Employer for purposes of this Program.

•	Average earnings — Highest average annual rate of pay from any five consecutive calendar year periods out of the last ten years. Each year’s earnings are limited to $200,000 (as indexed). As permitted under the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), for purposes of calculating Final Average Earnings for participants who are employed on or after January 1, 2002, the $200,000 limit applied retroactively to the 1994 Program year. For 2006, the pension earnings are limited to $220,000.

•	Accrued benefit — Single life benefit equal to the following:

•	2% of Final Average Earnings multiplied by Plan and Association Service (defined as years worked by an employee working with the Blue Cross Blue Shield Association)

•	up to 30 years, minus

•	Prior Plan benefit (if any)
               The Accrued Benefit cannot be less than the benefit calculated considering Employer Service only.
•	Normal retirement
•	Eligibility — Termination of employment after both the attainment of age 65 and after either the fifth anniversary of Program participation or completion of five years of Vesting Service.

•	Benefit — The Accrued Benefit payable at Normal Retirement Date.
To be eligible for early retirement, termination of employment should occur after attaining age 55 with five years of Plan Service. The benefit will be the Accrued Benefit at Normal Retirement Date reduced using factors that are actuarially equivalent to the age 62 benefit. There is no reduction if retirement occurs after age 62.
The Plan also has a special early retirement. To be eligible, the termination of employment should occur after attaining 30 years of Plan Service and election of immediate benefit commencement. The Accrued Benefit is calculated at date of termination with no early retirement reductions. This benefit replaces the Early Retirement benefit for those meeting the Special Early Retirement benefit eligibility.
•	Forms of payment — The normal form is a straight life annuity. The automatic form of payment for a single Participant is the normal form, and for a married Participant at the benefit commencement date there is a reduced qualified joint and survivor annuity, with 50% of the benefit continuing to the surviving spouse upon the earlier death of the Participant.
In lieu of the automatic form of payment, a Participant may elect, with the proper spousal consent, one of the optional forms of annuity payment or, alternatively, a single lump sum payment.
Supplementary Retirement Plan

•	Employees eligible for participation — Employees with Qualified Retirement Program (the Non-Contributory Retirement Program) benefits limited by the IRC maximum compensation and benefit limits are eligible to participate.

•	Final average earnings — The highest average annual rate of pay from any five consecutive calendar year periods out of the last ten years.

•	Accrued benefit — Single life benefit equal to the following:
•	2% of Final Average Earnings multiplied by Plan and Association Service up to 30 years, minus

•	Prior Plan benefit (it any), minus

•	Qualified Retirement Program Benefit

The Accrued Benefit cannot be less than the benefit calculated considering Employer Service only.
•	Normal retirement
•	Eligibility — Termination of employment after both the attainment of age 65 and after either the fifth anniversary of Program participation or completion of five years of Vesting Service.

•	Benefit — The Accrued Benefit payable at Normal Retirement Date.
•	Early retirement
•	Eligibility — Termination of employment after attaining age 55 with five years of Plan and Association Service.

•	Benefit — The Accrued Benefit at Normal Retirement Date reduced using factors that are actuarially equivalent to the age 62 benefit. No reduction if retirement occurs after age 62.
•	Special early retirement
•	Eligibility — Termination of employment after attaining 30 years of Plan and Association Service and election of immediate benefit commencement.

•	Benefit — This benefit replaces the Early Retirement benefit for those meeting the Special Early Retirement benefit eligibility.
•	Forms of payment — The normal form is a straight life annuity. The automatic form of payment for a single Participant is the normal form and for a married Participant at the benefit commencement date is a reduced qualified joint and survivor annuity, with 50% of the benefit continuing to the surviving spouse upon the earlier death of the Participant
Non-Qualified Deferred Compensation Table
The following table presents the non-qualified deferred compensation for the Named Executive Officers:

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contribution Last	Contribution in	Earnings in Last	Withdrawals/	Balance at Last
Name	Fiscal Year	Last Fiscal Year	Fiscal Year	Distributions	Fiscal Year
Ramón M. Ruiz	$13,200	—	$10,536	$(12,028)	$228,528
Juan José Román	$20,500	—	$3,316	$(4,248)	$80,706
Socorro Rivas	$16,644	—	$49,637	$(55,634)	$1,057,038
Eva Salgado	—	—	—	—	—
Luis A. Marini	$30,000	—	$11,511	$(13,512)	$256,729

     Participants may elect to defer up to twenty percent (20%) of gross annual cash compensation under the Program. They forfeit all rights to the compensation deferred until the occurrence of any of the following events:
•	Upon termination of employment

•	Retirement

•	Six (6) months of continued disability

•	Death of Participant

•	An elected fixed date occurring after the 5th but not later than the 25th anniversary of’ deferral

     Upon the occurrence of any of the events listed above, the Corporation will distribute all funds deferred by the Participants plus accumulated interest thereon in a lump sum, or over a three-year period if so elected by the Participant or the Beneficiaries in case of his/her death.
     The Corporation retains title to and beneficial interest in the funds deferred and invests these in fixed income securities selected at its discretion. Interest rate earned during 2006 was 4.55%, which is the actual interest earned by the fixed income securities.
     Participants may make a withdrawal before the elected date for reasons of extreme financial hardship as determined by the Governing Board of the Program, which is composed of Senior Executives of the Corporation.
DIRECTORS’ COMPENSATION AND BENEFITS
     The following table summarizes the fees or other compensation that the Corporation’s directors earned for services as members of the Board of Directors or any committee of the Board of Directors during 2006.

	Fees Earned
	or Paid in	All Other
	Cash	Compensation	Total
Name	($)[1]	($)[2]	($)
Wilmer Rodríguez Silva, MD	42,200	16,035	58,235
Jesús R. Sánchez Colón, DMD	27,550	16,035	43,585
José Hawayek Alemañy, MD	24,800	16,035	40,835
Vicente J. León Irizarry, CPA	31,550	11,194	42,744
Arturo Córdova López, MD	23,650	16,035	39,685
Fernando J. Ysern Borrás, MD	23,110	16,035	39,145
Mario S Belaval	28,000	11,194	37,194
José Arturo Álvarez Gallardo	27,900	11,194	39,094
Porfirio E. Díaz Torres, MD	26,400	11,194	37,594
Miguel Nazario Franco	27,850	11,194	39,044
Manuel Figueroa Collazo, PE	23,750	11,194	34,944
Wilfredo López Hernández, MD	23,700	11,194	34,894
Juan E. Rodríguez Díaz, Esq.	23,100	11,194	34,294
Manuel Suárez Méndez, PE	23,050	11,194	34,244
Adamina Soto Martínez, CPA	28,250	5,597	33,847
Carmen Ana Culpeper Ramírez	25,800	5,597	31,397
Valeriano Alicea Cruz, MD	24,050	6,133	30,183
Luis A. Clavell Rodríguez, MD3	19,200	7,463	26,663
Fernando L. Longo Rodríguez, MD4	8,500	3,731	12,231

[1]	Directors who are also employees of the Corporation do not receive any compensation for service as members of the Board of Directors or any committee of the Board of Directors, or the Board of Directors of a subsidiary. Directors who are not employees of the Corporation are paid an annual fee of $8,000 as directors of Triple-S Management Corporation and $7,000 as directors of Triple-S, Inc. The Chairmen of the Board of TSM and TSI receive an annual retainer of $10,500 and $9,500, respectively.

The following is the amount received by each Director for Board or Committee meetings:

Meetings	Chairman	Director
Board of Directors of TSM and TSI	$200	$200
Audit Committee	$350	$250
Other Committees of TSM	$300	$200
Other Subsidiaries’ Boards and Committees	$250	$150

[2]	Represents the cost of a healthcare plan provided by the Corporation for the director and his/her spouse and children while at the Board of Directors.

At present, members of the Board of Directors that have served six or more years in the Board of Directors are eligible for continued coverage in the TSM Board of Directors’ Medical Plan until their death. Spouses and dependents may receive coverage under the Plan only if premiums for the coverage are paid by the member. In the event of the member’s death, the eligible surviving spouse is eligible to continue receiving healthcare coverage for the rest of his or her life for a premium. Healthcare coverage is provided based on the following:

Age	Health Insurance Coverage Options
Under 55	No coverage

55 to 65	Regular coverage

65 and up	Medicare supplement, including dental and pharmacy
TSM pays one hundred percent of the cost for the eligible member. The aggregated present value of this benefit for 2006 was approximately $280,000. The Board of Directors has authorized the elimination of this benefit, effective May 1, 2007, for current and future members.
In addition, the Board of Directors holds an annual off-site meeting to discuss strategic direction of the Corporation and to comply with educational requirements, among other purposes. Members are allowed to be accompanied by their spouses, whose transportation and other costs are paid by the Corporation. Certain executives and their spouses accompany the Board of Directors as it may be necessary. Some of the activities at this meeting could be considered non-work related; however, due to the difficulty in allocating the specific cost to each member and since total cost is estimated at less than $5,000 per person, such amount was not included in the above table under “All Other Compensation”.

[3]	Term as member of the Board of Directors began on May 1, 2006.

[4]	Term as member of the Board of Directors expired on April 30, 2006.

❖ ❖ ❖
OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS
     Certain directors and executive officers of the Corporation have immediate family members who are employed by the Corporation or its subsidiaries. The compensation of these family members is established in accordance with the employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions.
     In the ordinary course of business, the Corporation’s subsidiaries provide insurance to a number of individual directors and executive officers of the Corporation, to the medical practices of such directors, and to members of their respective immediate families. The Corporation’s subsidiaries also provide insurance to Méndez & Co., Inc., Clínica Las Américas Guaynabo, Palmas del Mar Properties, Inc., Pan Pepin (a wholly owned subsidiary of B Fernandez & Hermanos Holding) and Kevane Grant Thorton, LLP. Certain directors and nominees have material ownership interests in or occupy senior positions at these entities, including as President and Director. The aggregate amount paid to the Corporation’s subsidiaries for services to these entities in 2006 amounted to approximately $3,700,000. The terms on which the Corporation’s subsidiaries provide insurance to related parties are substantially the same as the terms offered to unrelated parties.
     Directors of the Corporation that are physicians, dentists or their affiliated entities are also service providers of Triple-S, Inc. in the ordinary course of their business as physicians and dentists. Some of our directors, their immediate family members and affiliated entities received more than $120,000 in compensation for services as healthcare providers for one of the Corporation’s subsidiaries. Dr. Wilmer Rodríguez-Silva, chairman of the Board of Directors, received approximately $147,300 and Dr. Porfirio Díaz-Torres and members of his immediate family received approximately $407,300 in 2006. Clínica Las Américas Guaynabo, a medical clinic of which Dr. Arturo Córdova-López is Medical Director and a principal shareholder, received total payments from TSI of approximately $1,593,000 in 2006. San Jorge Children’s Medical Specialties, a medical group of which Dr. Luis A. Clavell-Rodríguez is the managing partner and controlling shareholder, received total payments from TSI of approximately $534,930 in 2006. San Jorge Children’s Hospital, a hospital at which Dr. Luis A. Clavell-Rodríguez is the Chief Medical Officer, received total payments from TSI of approximately $12,776,500 in 2006. The terms of the provider agreements with Triple-S, Inc. pursuant to which the above payments were made are the same as the terms of the provider agreements of physicians and healthcare organizations who are not directors or affiliated with directors of the Corporation.
     While the Corporation periodically monitors transactions with related persons, the Corporation has not adopted a formal written policy regarding the review, approval or ratification of transactions with related persons. On an annual basis, each director and executive officer of the Corporation is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.
❖ ❖ ❖
AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
     On March 6, 2007, the board adopted resolutions approving the amendments to the Amended and Restated Articles of Incorporation of the Corporation, or the “Amended and Restated Articles,” and recommended that they be presented for shareholder approval at the annual meeting. The Amended and Restated Articles require that the proposed amendments be presented for approval by our shareholders. The board believes, for the reasons set forth below, that it is in the best interest of the Corporation and that of its shareholders to adopt the amendments to the Amended and Restated Articles (Proposal 2 and 3).
     The adoption of the amendments to the Amended and Restated Articles would modify existing restrictions on director terms and size of their board, in order to make them more consistent with those contained in the articles of incorporation and bylaws of comparable publicly-traded companies (Proposals 2 and 3).

     The current size and terms restrictions in our Articles, together with those contained in our By-laws, effectively could prevent the board of directors from exercising timely and continuous decisions. The flexibility upon the size of the board and continuing its long term perspectives and projections can bring the corporation a more effective and productive decision making process.
     The discussion contained herein is qualified in its entirety by reference to the complete text of the Amended and Restated Articles of Incorporation, as set forth in Exhibit E hereto. Also, Exhibit F contains the current text of the Amended and Restated Bylaws of the Corporation. If the amendments to the Articles are approved at the annual meeting, the Bylaws of the Corporation will be amended to reflecto such changes.
     For the 2007 Annual Meeting a proposal for adopting certain amendments to the Amended and Restated Articles of Incorporation of Triple-S Management Corporation will be presented. With the hope of continuing working towards the progress and growth of this Company, the Board of Directors believes that the amendments present changes that are important for the best performance of the Board.

PROPOSAL 2:	THE AMENDMENT OF ARTICLE TENTH A OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
     Proposal 2 is presented by the Board of Directors to amend Article TENTH A of the Amended and Restated Articles of Incorporation of Triple-S Management Corporation, to give flexibility to the numeric composition of the Board of Directors.
TENTH:
A.	The business and affairs of the Corporation shall be managed under the direction of a Board of Directors consisting of not less than nine (9) Directors, nor more than nineteen (19) Directors. ~~The powers of this Corporation are to be exercised by the nineteen (19) members of the Board of Directors.~~
Reasons for Voting in Favor of the Proposal
     It is part of the good corporate governance of a company to evaluate from time to time the composition, agility and proper functioning of its Board of Directors. As such it is possible to evaluate, modify and ensure that the size of the Board of Directors is the most adequate one and that it allows the latter to have the necessary agility and flexibility to fulfill its corporate responsibilities. The necessities of a board can be addressed with this type of evaluation which allows more certainty with regard to the board composition, its independence and the corporation’s future plans.
     According to the experience of companies that trade their shares in the public market, the size of the board of directors should be one that grants it the agility and flexibility to fulfill its corporate responsibilities. The General Corporation Act of 1995, as amended, provides that the board of directors of a corporation shall be composed of one or more members. Pursuant to what is established in said Act, the number of directors that will make up the Board shall be established in the bylaws of the corporation, unless the certificate of incorporation sets the number of directors, in which case, in order to make a change, it is necessary to amend said certificate. Based on this analysis and as good corporate government practice, the Board of Directors understands that a board composed of not less than nine (9) nor more than nineteen (19) directors, will allow Triple-S Management Corporation, according to how its necessities may vary, greater flexibility to manage its fiduciary objectives and endeavors, always in compliance with the impositions of its Articles of Incorporation.
     At present, the Amended and Restated Articles of Incorporation of Triple-S Management Corporation, establish that its Board of Directors shall be composed of nineteen (19) members. With the interest of implementing corporate practices more in keeping with the necessities and objectives of the Corporation, and to make the endeavors of the Board even more manageable, this Board of Directors proposes this amendment to the shareholders so that it may be approved and implemented. In order for it to be final, the amending of Article TENTH A of the

Amended and Restated Articles of Incorporation, it is necessary to obtain the affirmative vote of the majority of the issued and outstanding shares of common stock entitled to vote.
Vote Requirement
     The affirmative vote of the majority of the issued and outstanding shares of common stock entitled to vote on the record date is required to approve the amendment to Article TENTH A of the Amended and Restated Articles of Incorporation.
     The Board believes that the proposal to approve the amendment to Article TENTH A of the Amended and Restated Articles is in the best interests of our shareholders and unanimously recommends a vote FOR the proposal.

PROPOSAL 3:	THE AMENDMENT OF ARTICLE TENTH C OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
     Proposal 3 is presented by the Board of Directors to amend Article TENTH C of the Amended and Restated Articles of Incorporation of Triple-S Management Corporation, to amend the maximum term of the directors to be members of the Board of Directors.
TENTH:
C.	The term each group member subsequently elected at the Shareholders Annual Meeting will occupy will be three (3) years. Every director will perform his/her duties until his/her successor is duly elected and in possession of his/her position. ~~No director, except the Corporation’s President, while fulfilling said hierarchic duties, may be elected for more than three (3) terms or serve as such for more than nine (9) years.~~ The President of the Corporation, which is also a member of the Board of Directors, is excluded from the aforementioned groups.
Reasons for Voting in Favor of the Proposal
     As part of the procedural complexity entailed by the projects in which the Corporation is immersed, it is necessary for the latter and its shareholders to be able to recruit directors capable of managing the Corporation, without its being affected by maximum terms of participation. A great number of companies that trade their shares in the public market, do not typically impose limits on the term that a person can serve as director hereof. This allows persons who are familiar with the particularities of the Corporation and who have experience in the management of affairs inherent thereto, to continue being members of the Board of Directors provided they rely on the support of the shareholders.
     At present, Article TENTH C of the Amended and Restated Articles of Incorporation of Triple-S Management Corporation, establishes that no person can occupy a position as director for more than three terms of three years each. To contribute to the corporate improvement, this proposal has the objective of eliminating the limit of the term that a director can occupy said position. The purpose of the amendment is to allow the retention of those directors that the Board, with the consent of the affirmative vote of the majority of the issued and outstanding shares of common stock, considers necessary and effective for a term longer than the current limit. The preceding means that with this amendment, the Corporation will have greater flexibility to recruit directors experienced in different fields who can complement each other as members of the Board for the benefit of the Corporation.
     The proposed amendment seeks to allow continuity and productivity in the Board of Directors and to enable the shareholders to elect as members of the Board of Directors, competent and experienced persons in the management of its affairs, without term limitations.

Vote Requirement
     The affirmative vote of the majority of the issued and outstanding shares of common stock entitled to vote on the record date is required to approve the amendment to Article TENTH C of the Amended and Restated Articles of Incorporation.
     The Board believes that the proposal to approve the amendment to Article TENTH C of the Amended and Restated Articles is in the best interests of our shareholders and unanimously recommends a vote FOR the proposal.
❖ ❖ ❖
SHAREHOLDER PROPOSAL
The Proposal
     Francisco J. de Echegaray Espada, P.O. Box 612, Mayagüez, Puerto Rico 00681, owner of five shares, has submitted the following proposal for consideration at the annual meeting:
“That the bylaws currently in effect be changed so that all the heirs of deceased shareholders inherit the shares of the deceased shareholders that until this moment were not able to do so because of prior bylaws”
Vote Requirement
     The affirmative vote of the majority of the issued and outstanding shares of common stock entitled to vote on the record date is required to approve the shareholder proposal.
     The Board unanimously recommends a vote AGAINST the proposal.
❖ ❖ ❖
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee intends to retain the services of KPMG LLP, as independent registered public accounting firm, to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2007. Representatives of KPMG LLP will be present at the annual meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.
DISCLOSURE OF AUDITOR’S FEES
     The following is a description of the fees paid or accrued by us for the professional services rendered by KPMG LLP for the years ended December 31, 2006 and 2005:
Audit Fees
     The aggregate “Audit Fees” paid or accrued by us for professional services rendered by KPMG LLP for the audit of our annual financial statements as of and for the years ended December 31, 2006 and 2005, and for the reviews of the financial statements included in our quarterly reports on Form 10-Q were $908,000 and $729,000, respectively.

Audit-Related Fees
     The aggregate “Audit Related Fees” paid or accrued by us for professional services rendered by KPMG LLP as of and for the years ended December 31, 2006 and 2005 were $30,000 and $75,000, respectively. These fees were associated with due diligence services related to the acquisition of Great American Life Assurance Company of Puerto Rico.
Tax Fees
     The aggregate “Tax Fees” paid or accrued by us for professional services rendered by KPMG LLP as of and for the years ended December 31, 2006 and 2005 were $11,000 and $9,760, respectively. These fees are associated with tax consulting services.
All Other Fees
     During the fiscal years ended December 31, 2006 and 2005, we did not incur in any “All Other Fees” for professional services rendered by KPMG LLP.
Pre-Approval Policies and Procedures
     All auditing services and non-audit services must be pre-approved by the Audit Committee. Pre-approval is not required for non-audit services if: (1) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the external auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, and (3) such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.
     All non-audit services were pre-approved by the Audit Committee.
❖ ❖ ❖

PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS
     To be eligible for inclusion in the proxy statement and proxy form for our 2008 annual meeting of shareholders, shareholders’ proposals must be received by the board’s Secretary, at its principal executive offices, 1441 F.D. Roosevelt Avenue, 6th Floor, San Juan, Puerto Rico, 00920, no later than November 30, 2007. If the proposal meets the applicable legal and statutory requirements, it will be included in the Proxy Statement and proxy form for our 2008 annual meeting of shareholders. Our Amended and Restated Bylaws provide that a shareholder may present a proposal (including a nomination for election to the Board) at the 2008 Annual Meeting and be voted upon by shareholders if it is made by a shareholder who is a record holder as of the applicable record date and such shareholder has delivered written notice of such proposal (containing the information specified in our Amended and Restated Bylaws) to the board’s Secretary, at its principal executive offices, 1441 F.D. Roosevelt Avenue, 6th Floor, San Juan, Puerto Rico, 00920, not earlier than November 30, 2007 nor later than December 30, 2007.
San Juan, Puerto Rico, March 29, 2007.

WILMER RODRÍGUEZ-SILVA, MD Chairman of the Board	JESÚS R. SÁNCHEZ-COLÓN, DMD Secretary
YOU MAY REQUEST A COPY, FREE OF CHARGE, OF OUR REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR 2006 AS FILED WITH THE SEC OR BY CALLING (787) 749-4949 OR WRITING TO SANTIA BARTOLOMEI, MANAGER, TRIPLE-S MANAGEMENT CORPORATION, PO BOX 363628, SAN JUAN, PR 00936-3628.

Exhibit A — Independence Standards of the Board of Directors
The following individuals shall not be deemed an “independent” director of the Company:

1.	A director who is an employee or whose immediate family member[1] is an executive officer of the Company[2] would not be independent until three years after the end of such employment relationship;

2.	A director who receives or whose immediate family member receives during any twelve-month period more than $100,000 in direct compensation[3] from the Company, would not be independent until three years after he or she ceases to receive more than $100,000 per year in such compensation;

3.	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company would not be independent until three years after the end of the affiliation or the employment or auditing relationship;
4.	A director or an immediate family member who is employed, as an executive officer of another company where any of the Company’s present executive officers serve on that company’s compensation committee would not be independent until three years after the end of such service or the employment relationship; or
5.	A director who is an employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, would not be independent until three years after falling below such threshold.
Moreover, no director qualifies as “independent” unless the Board of Directors of Triple-S Management Corporation affirmatively so determines that he or she has no material relationship with the company.

[1]	“Immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

[2]	“Company” includes any parent or subsidiary of Triple-S Management Corporation.

[3]	Direct compensation received from the Company does not include director and committee fees, and pension or other forms of deferred compensation for prior service no contingent on continued service.

Exhibit B — Nominations Committee Charter
On November 28, 2003, the Security and Exchange Commission (SEC) published in the Federal Register Disclosure Rules regarding Nominating Committee Functions, which are effective since January 31, 2004. One of these rules requires Triple-S Management Corporation to disclose in its proxy statement a copy of the Nominations Committee Charter as an appendix to the proxy statement at least once every three years.
A.	Name
     The Committee’s name is the Nominations Committee.
B.	Purpose
1.	The Nominations Committee’s mission is to ensure that the Board of Directors has the plans, procedures, and resources needed to identify, recruit, and retain qualified Directors and the President and Chief Executive Officer (CEO).
2.	The Nominations Committee’s purpose is to:
a.	Recommend to the Board of Directors the best qualified candidates that can be members of the Board of Directors and to fill any vacancy that may arise therein.
b.	Develop and periodically review the qualities that any candidate to be named to the Board of Directors should have.
c.	Recommend to the Board of Directors the best qualified candidates to occupy the position of President of the Corporation.
d.	Evaluate annually, or as often as deemed appropriate, the Directors’ performance pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes.
C.	Committee’s Membership and Procedures
1.	The Committee shall consist of at least five (5) Directors of the Board of Directors of Triple-S Management, as determined by said Board.
2.	The Board of Directors shall appoint the members of this Committee.
3.	The Chair of this Committee shall be appointed by the Directors who are members of the Committee.
4.	Each member of this Committee shall comply with the independence requirements adopted and approved by the Board of Directors of Triple-S Management.
5.	The President of Triple-S Management shall not be a member of the Committee.
6.	The Board of Directors of Triple-S Management shall fill vacancies as they arise, unless otherwise provided in the By-laws of Triple-S Management or in this Charter.
7.	The members of the Committee shall hold office from the date of designation until their successors are appointed and qualified, until such members’ resignation, or until such members’ terms as directors expire.
8.	The Board of Directors of Triple-S Management may remove any members of this Committee,

with or without cause, by the affirmative vote of a majority of the members of the Board of Directors of Triple-S Management, unless otherwise provided in the By-laws of Triple-S Management or in this Charter.
9.	The Committee shall meet at least once a year, and as many times as deemed necessary.
10.	The Committee’s Chair, or the person so designated, shall notify the members of the Committee of the place, date, and time of the meetings of the Committee on a timely basis, as well as prepare and submit the agenda, reports, and documents required for each meeting of the Committee.
11.	A majority of the total number of the Committee’s members, present at any duly authorized meeting of the Committee, shall constitute a quorum.
12.	The Committee’s decisions shall be approved by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered.
13.	Except for a provision stating the contrary in the Articles of Incorporation, the By-laws of Triple-S Management or the Puerto Rico General Corporations Law of 1995, as amended, any action or agreement required or permitted to be taken in any meeting of the Committee, may be executed without the need of a meeting if all of the members of the Committee approve on it in writing and said written approval or approvals are submitted and incorporated in the records of the meetings of the Committee.
14.	Members of the Committee may participate in any meeting of the Committee by means of a conference call or similar communications equipment, as determined by the Chair, by means of which all persons participating in the meeting can communicate with each other.
15.	The Chair of the Committee may convene special meetings, as deemed necessary.
16.	The Chair of the Committee shall preside over the meetings of the Committee and shall inform the Board of Directors of Triple-S Management of the actions taken by the Committee.
17.	The Committee shall keep records of their meetings, indicating which members of the Committee were present, and summarizing the decisions, recommendations and agreements reached.
18.	The Committee may invite such members of management to its meetings as it may deem desirable or appropriate.
19.	The compensation of Committee members shall be as determined by the Board of Directors of Triple-S Management.
D.	Committee’s Authority and Responsibilities
1.	The Committee shall discharge its responsibilities and shall assess the information provided by the Corporation’s management in accordance with its best judgment.
2.	The Committee will identify the individuals who are best qualified to become members of the Board of Directors, and will present to the Board the potential candidates to be nominated by the Board at the Shareholders Annual Meetings, as well as those who might occupy any vacancies in the Board that might arise for any reason.
3.	The Committee will develop and periodically review qualifying criteria to be Directors of the Board, and will be responsible to seek, interview, and recommend those best qualified potential candidates to be members of the Board. Throughout this process, the Committee may verify that the selected individuals are informed of Triple-S Management’s standards of ethical norms and the nature of their responsibilities, and demonstrate the following specific qualities or skills:

(a) experience or relevant knowledge, (b) time availability and commitment to carry out the duties and responsibilities encompassing such position, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) independent judgment, and (g) ability to verbalize and present ideas in a rational and eloquent fashion. In addition, the Nominations Committee may include other requirements which it may deem necessary to strengthen Triple-S Management, including the needs of Triple-S Management as vacancies occur. In this way Triple-S Management will be complying with good corporate governance practices.
4.	The Committee will also ensure that Board’s nominees meet all legal, regulatory and statutory requirements that apply to Triple-S Management.
5.	The Committee will annually evaluate, or as often as deemed appropriate, the Directors’ performance, as well as their qualifications and skills for the position pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes. The Committee shall inform the results of their evaluation, as well as their recommendations to the Board of Directors.
6.	The Committee will recommend to the Board of Directors candidates to occupy the position of President of Triple-S Management.
7.	The Committee will have the authority to hire and terminate the services of any professional third party search firm to identify potential candidates for the position of Director, and to any other position it is given the task to recommend, and will have exclusive authority to approve fees and other contract terms with the professional third party search firm.
8.	The Committee shall perform any other activities consistent with the best practices of good corporate governance, this Charter, the By-laws of Triple-S Management, and applicable laws, as long as the Committee or the Boards of Directors of the Corporation deem necessary or appropriate.
9.	The Committee shall submit its reports to the Board of Directors of Triple-S Management about its activities, issues, and related recommendations.
10.	The Committee shall review any other reports that the Board of Directors of Triple-S Management issues related to Committee responsibilities.
11.	The Committee shall annually review and assess the Committee’s performance and confirm that those responsibilities undertaken by the Committee have been carried out.
12.	The Committee may, in its discretion, create subcommittees and delegate authority to them, as it deems necessary.
E.	Review and Approval
1.	The Committee shall periodically review and assess the adequacy and effectiveness of this Charter in order to recommend the necessary changes to achieve its purposes.
2.	The Committee shall present such amendments to the consideration and the approval of the Board of Directors of Triple-S Management.
3.	This Charter shall be effective immediately after its approval by the Board of Directors of Triple-S Management.
4.	The Secretary of the Board of Directors of Triple-S Management will certify this Charter with his or her signature and the Corporate Seal of Triple-S Management, indicating the date it was approved or amended.

5.	This Charter was approved by the Board of Directors of Triple-S Management on April 30, 2003.
6.	The Charter’s amendments were approved by the Board of Directors of Triple-S Management on February 26, 2004, February 22, 2005, June 13, 2006, and March 6, 2007.

Exhibit C — Compensation Committee Charter
A.	Name
     The Committee’s name is the Compensation Committee.
B.	Purpose
     The Compensation Committee’s mission is:
1.	To develop, recommend, and review the compensation policies for the Executive Officers of Triple-S Management Corporation and its Subsidiary Corporations (hereinafter collectively referred to as the Corporation).
2.	To be in charge of those responsibilities of the Boards of Directors related to the compensation of the President and Chief Executive Officer and the Vice President of Finance and Chief Financial Officer of Triple-S Management Corporation, and the Presidents of the Operational Subsidiary Corporations (hereinafter Executive Officers of the Corporation).
3.	To recommend to the Boards of Directors of the Corporation those changes to the compensation levels of the Directors of the Corporation that are deemed necessary.
4.	To develop an annual report regarding the compensation of the Board of Directors of Triple-S Management Corporation (hereinafter Triple-S Management) and the Executive Officers of the Corporation to be included in the Proxy Statement of Triple-S Management pursuant to applicable laws and regulations.
C.	Committee’s Membership and Procedures
1.	The Committee shall consist of five (5) or more Directors of the Board of Directors of Triple-S Management. The Board of Directors of Triple-S Management shall determine the exact number.
2.	The Members of this Committee shall be appointed by the Board of Directors of Triple-S Management.
3.	The Chair of this Committee shall be appointed by the Directors who are members of the Committee.
4.	Each member of this Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors of Triple-S Management.
5.	The President of Triple-S Management shall not be a member of the Committee, since Blue Cross and Blue Shield Association (BCBSA), of which Triple-S Management is a member, prohibits the President to be a member of this Committee.
6.	The majority of the members of the Committee shall be representatives of the community, as defined in the By-laws of Triple-S Management.
7.	The Board of Directors of Triple-S Management shall fill vacancies as they arise, unless otherwise provided in the By-laws of Triple-S Management or in this Charter.
8.	The members of the Committee shall hold office from the date of designation until their successors are appointed and qualified or until such members’ resignations or terminations as members of the Board of Directors.
9.	The Board of Directors of Triple-S Management may remove any member of this Committee,

with or without cause, by the affirmative vote of a majority of the members of the Board of Directors of Triple-S Management, unless otherwise provided in the By-laws of Triple-S Management or in this Charter.
10.	The Committee shall meet at least once a year, and as many times as deemed necessary.
11.	The Committee’s Chair, or the person so designated, shall notify the members of the Committee of the place, date, and time of the meetings of the Committee on a timely basis, as well as prepare and submit the agenda, reports, and documents required for each meeting of the Committee.
12.	A majority of the total number of the Committee’s members, present at any duly authorized meeting of the Committee, shall constitute a quorum.
13.	The Committee’s decisions shall be approved by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered.
14.	Except for a provision stating the contrary in the Articles of Incorporation, By-laws of Triple-S Management or the General Corporations Law, any action or agreement required or permitted to be taken in any meeting of the Committee, may be executed without the need of a meeting if all of the members of the Committee approve on it in writing and said written approval or approvals are submitted and incorporated in the records of the meetings of the Committee.
15.	Members of the Committee may participate in any meeting of the Committee by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can communicate with each other.
16.	The Chair of the Committee may convene special meetings, as deemed necessary.
17.	The Chair of the Committee shall preside over the meetings of the Committee and shall inform the Board of Directors of Triple-S Management of the actions taken by the Committee.
18.	The Committee shall keep records of their meetings, indicating which members of the Committee were present, and summarizing the decisions, recommendations and agreements reached.
19.	The Committee may invite such members of management to its meetings, as it may deem desirable or appropriate.
20.	The compensation of Committee members shall be as determined by the Board of Directors of Triple-S Management.
D.	Committee’s Authority and Responsibilities
1.	The Committee shall discharge its responsibilities and shall assess the information provided by the Corporation’s management in accordance with its best judgment.
2.	Executive Officers’ Compensation
a.	The Committee shall develop and recommend to the Board of Directors of Triple-S Management the Compensation Policy for the Executive Officers of the Corporation. The Compensation Policy will be developed considering, among other factors,: (i) to attract, develop, and retain the Corporation’s Executive Officers, (ii) competitive pay practices for developing a stronger relationship between executive compensation and the Corporation’s long term performance, and (iii) establishing equal criteria, internally and externally, for the Executives Compensation.
b.	The Committee shall review and recommend to the Board for approval the corporate goals and objectives applicable to the compensation of the President and CEO of Triple-S Management and the Presidents of its Subsidiary Corporations. Second, the Committee shall evaluate the performance of the President and CEO of Triple-S Management and the Presidents of its Subsidiary Corporations pursuant to the applicable goals and objectives respectively approved by the Boards of Directors of the Corporation. Third, the Committee shall recommend to the Boards of Directors of the Corporation the compensation of the President and CEO of Triple-S Management and the Presidents of its Subsidiary Corporations taking into consideration their performance evaluation.
c.	The Committee shall determine the bonus and incentive components in the compensation of the Executive Officers of the Corporation taking into consideration, among other factors,: (1) the performance of the Corporation, (2) the relative gain of the Shareholders, (3) the incentives given to CEOs and other comparable executive officers at similar corporations, and (4) the bonuses given to Executive Officers of the Corporation in recent years.
d.	The Committee shall make recommendations to the Board of Directors with respect to the Compensation Program, including incentives and bonuses, and evaluate the compensation of the Executive Officers of the Corporation.
e.	The Committee shall adopt, approve, review, and ratify the Executive Officers Incentive and Bonus Programs, including any amendments made to them.
f.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and terminate services from external advisors used to assist in the evaluation of the compensation of the Executive Officers of the Corporation, and will have exclusive authority to approve its consulting fees and other retention terms. The Committee shall also have the authority to obtain third party counseling and assistance on legal, accounting, and other matters from internal or external sources.
g.	The Committee shall review, evaluate, and recommend to the Boards of Directors of the Corporation any termination agreement with Executive Officers of the Corporation, prior to its implementation or subscription.
3.	Boards of Directors’ Compensation
a.	The Committee shall develop and review, at least every three (3) years, the Compensation Policy for the Boards’ Members, to be approved by the Boards of Directors of the Corporation.
b.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and terminate services from external advisors used to assist in the evaluation of the Boards of Directors’ Compensation, and will have exclusive authority to approve their fees and other retention terms. The Committee shall also have the authority to obtain third party counseling and assistance on legal, accounting, and other matters from internal or external sources.
4.	Other Responsibilities
a.	The Committee shall recommend to the Boards of Directors of the Corporation the Compensation Policies and Programs applicable to the Corporations’ Employees. The Committee shall also have the responsibility to oversee its compliance.
b.	The Committee shall perform any other activities consistent with the best practices of good corporate governance, this Charter, the By-laws of Triple-S Management, and applicable laws, as long as the Committee or the Boards of Directors of the Corporation deem necessary or appropriate.
c.	The Committee shall annually review and assess the Committee’s performance and confirm that those responsibilities undertaken by the Committee have been carried out.
d.	The Committee shall review any other reports that the Board of Directors of Triple-S Management issues related to Committee responsibilities.
e.	The Committee may, in its discretion, create subcommittees and delegate authority to them, as it deems necessary.
f.	The Committee shall submit reports to the Board of Directors of Triple-S Management about its activities, issues, and related recommendations.
F.	Review and Approval
1.	The Committee shall periodically review and assess the adequacy and effectiveness of this Charter in order to recommend the necessary changes to achieve its purposes.
2.	The Committee shall present such amendments to the consideration and the approval of the Board of Directors of Triple-S Management.
3.	This Charter shall be effective immediately after its approval by the Board of Directors of Triple-S Management.
4.	The Secretary of the Board of Directors of Triple-S Management will certify this Charter with his or her signature and the Corporate Seal of Triple-S Management, indicating the date it was approved or amended.
5.	This Charter was approved by the Board of Directors of Triple-S Management on August 26, 2003.
6.	The Charter’s amendments were approved by the Board of Directors of Triple-S Management on December 6, 2004, March 7, 2006.

Exhibit D — Audit Committee Charter
SEC Release No. 34-42266 (effective January 31, 2000) requires companies to disclose in their proxy statement a copy of the Audit Committee Charter as an appendix to the proxy statement at least once every three years.
A.	Purpose
The primary purpose of the Audit Committee (the Committee) of the Board of Directors of Triple-S Management Corporation (the Board) is to assist the Board of Directors of Triple-S Management Corporation and each of the subsidiaries (hereinafter collectively referred to as the Corporation) in fulfilling their oversight responsibilities for the:
•	External financial reporting process, including the preparation of the Corporation’s financial statements and the independent audit thereof.
•	System of internal control over financial reporting process.
•	Internal and external audit processes.
•	Corporation’s process for monitoring legal and regulatory compliance.
•	Appointment of the Vice-President of the Internal Audit Office when such position is vacant.
B.	Committee’s Oversight Function
•	The Management of the Corporation is responsible for the preparation, presentation, and integrity of the Corporation’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles, policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.
•	The Internal Audit Office is responsible for examining and evaluating the adequacy and effectiveness of the internal control systems of the Corporation or its Subsidiaries to ensure (1) the reliability and integrity of information, (2) compliance with the Corporation’s policies, plans, and procedures, as well as applicable laws and regulations, (3) the safekeeping of assets, and (4) the economical and efficient use of resources.
•	The External Auditors are responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements prior to their issuance and filing with the Securities and Exchange Commission, the review of each quarterly report on Form 10-Q, and other procedures.
The members of the Committee are not full-time employees of the Corporation. While some of them may be accountants or auditors by profession, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on the following:
•	The integrity of those persons and organizations within and outside the Corporation from which it receives information,
•	The accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and
•	The accuracy of the representations made by management as to any information technology, internal audit, and other non-audit services provided by the external auditors to the Corporation.

The external auditors shall annually submit to the Audit Committee, for its review and approval, a formal written statement of the fees to be billed for each of the following categories of services to be rendered by the external auditors: (1) the audit of the Corporation’s annual financial statements and reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q for the next fiscal year, (2) Audit related Fees, (3) Income Tax related Fees, (4) information technology consulting services in the aggregate and for each service (each separately identifying fees for such services relating to financial information systems design and implementation), and (5) all other services to be rendered by the external auditors in the aggregate and by each service.
The Committee may communicate directly with the Boards of Directors of each of the Subsidiaries and require corrective action plans for recommendations included in reports submitted by the Internal or External Auditors, as well as any other matter that is brought to the attention of the Committee.
The Committee must provide an open avenue of communication among External Auditors, financial and senior management, the Internal Audit Office, and the Board.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage External Auditors for special audits, reviews, and other procedures and to retain special counsel and other experts, consultants, or advisors.
C.	Composition of the Audit Committee
The Committee shall be comprised of five or more independent Directors. The Board of Directors of Triple-S Management Corporation will appoint Committee members. The Chair of the Committee shall be appointed by the members of the Committee.
All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall be an expert in accounting or related financial management experience and qualify as an Audit Committee Financial Expert, as defined by the Securities and Exchange Commission.
No member of the Committee shall be an officer or employee of the Corporation or its subsidiaries, or have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the member and shall otherwise satisfy the applicable independence requirements under the rules of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment. Members shall not serve on more than three public company audit committees simultaneously, without a Board determination that simultaneous service would not impair ability to effectively serve.
The Committee must work closely and cooperatively with management, on which it relies for information and resources. Nevertheless, the Committee must remain at arm’s length from the operations so that it can be independent in its judgments and decisions, and can pursue its responsibilities without undue influence.
The Committee shall meet at least once every three months or more frequently, as circumstances dictate. The Committee will invite members of management, auditors, or others to attend meetings and provide pertinent information, as necessary. The Committee shall meet in separate executive sessions at least annually with Management, the Vice-President of the Internal Audit Office and the external auditors to discuss any matters that the Committee or each of these groups believes should be discussed privately.
Members of the Committee may participate in any meeting thereof by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can communicate with each other. A quorum shall consist of a majority of the members of the Committee. The decisions of the Committee shall be Adopted by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered.

D.	Responsibilities and Duties
     To fulfill its responsibilities and duties the Committee shall:
1.	External Financial Reporting Process
a.	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.
b.	Review with management and the external auditors the results of the audit, including any difficulties encountered.
c.	Review the annual financial statements, and consider whether they are complete and reflect appropriate accounting principles, based on the discussion with management and external auditors.
d.	Review other sections of the annual report and related regulatory filings before release, and consider the accuracy and completeness of the information.
e.	Review with management and the external auditors all matters required to be communicated to the Committee under U.S. Generally Accepted Auditing Standards.
f.	Understand how management develops interim financial information, and the nature and extent of internal and external auditor’s involvement.
g.	Review and discuss with management and the external auditors the annual audited financial statements and quarterly non-audited financial statements.
h.	Review and discuss the annual and quarterly reports, including the Corporation disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the external auditors before filing with regulators, and consider whether they are complete and consistent based on the discussion with management and the external auditors.
i.	Discuss with the Corporation’s legal counsel any significant legal matters that may have a material effect on the financial statements and the Corporation’s policy, including material notices to or inquiries received from governmental entities.
j.	At least annually, the Committee shall obtain and review a report by the independent auditors describing: (i) the firm’s internal quality control procedure; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company (to assess the auditors’ independence).
k.	The Committee shall determine that the independent audit firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.
l.	The Committee shall review and discuss earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

2.	System of internal control over financial reporting process
a.	Consider the effectiveness of the Corporation’s internal control over annual and interim financial reporting, including information technology security and control.
b.	Understand the scope of the internal and external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.
3.	Internal and External Audit Processes
a.	Internal Audit
(1)	Appoint or terminate the Vice-President of the Internal Audit Office.
(2)	Review with management and the Vice-President of the Internal Audit Office the charter, plans, activities, staffing, and organizational structure of the internal audit function.
(3)	Ensure there are no unjustified restrictions or limitations to their scope.
(4)	Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.
b.	External Audit
(1)	Appoint or terminate the engagement with the external auditors.
(2)	Oversee the work of External Auditors, including the resolution of disagreements with Management.
(3)	Review the external auditors’ proposed audit scope and approach, including coordination of audit efforts with internal audit.
(4)	All auditing services (including underwriting comfort letters or statutory audits required for insurance companies) and non-audit services must be pre-approved by the Committee. Pre-approval is not required for non-auditing services if: (a) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the external auditors during the fiscal year in which the non-audit services are provided, (b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, and (c) such services are promptly brought to the attention of and approved by the Committee prior to the completion of the audit.
(5)	Ensure that the external auditors prepare and deliver annually a Statement as to Independence (it being understood that the external auditors are responsible for the accuracy and completeness of this Statement), to be discussed with the external auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the external auditors, and to recommend that the Board take appropriate actions in response to this Statement to satisfy itself of the independence of the external auditors.
(6)	Obtain from the external auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934, as amended.
(7)	Discuss with the external auditors:
(a)	All critical accounting policies and practices.
(b)	All alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with Management.
(c)	Other material communications between the independent auditor and Management, including but not limited to the Management letter and schedule of unadjusted differences.
4.	Corporation’s Process for Monitoring Compliance with Laws and Regulations
a.	Receive and review reports from Compliance Officers of the Corporation.
b.	Review the effectiveness of the system for monitoring compliance with the laws and regulations, and the results of management’s investigation and follow-up (including disciplinary action) of any instances of non-compliance.
c.	Receive and review reports for any investigation, examination or audits by regulatory agencies.
d.	Obtain regular updates from management and the Corporation’s legal counsel regarding compliance matters.
5.	Other Responsibilities
a.	Regularly report to the Board about Committee activities, issues, and related recommendations.
b.	Provide an open avenue of communication among internal auditors, the external auditors, and the Board.
c.	Review any other reports the Corporation issues related to Committee responsibilities.
d.	Discuss the Company’s policies with respect to risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
e.	Set clear hiring policies for employees or former employees of the independent auditors.
f.	Perform other activities related to this charter as requested by the Board.
g.	Institute and oversee special investigations as needed.
h.	Annually review and assess the adequacy of the Committee Charter, requesting Board approval for proposed changes.
i.	Prepare any report or other disclosures, including any recommendation of the Committee,

required by the rules of the Securities and Exchange Commission to be included in Triple-S Management’s annual proxy statement.
j.	Confirm annually that all responsibilities outlined in this Charter have been carried out.
k.	The Board will evaluate the Committee’s and individual members’ performance on a regular basis.
l.	The Committee shall perform an evaluation of its performance at least annually.
m.	The Committee shall receive, retain, and treat complaints, including confidential information, regarding questionable accounting, internal control or auditing matters, and shall establish procedures for so doing.
E.	Approval
1.	This Charter has been reviewed by the Committee and approved by the Board of Directors of Triple-S Management Corporation to establish the purpose of the Audit Committee of the Board of Directors, and to specify its objectives and responsibilities.
2.	This Charter was approved by the Board of Directors of Triple-S Management Corporation on October 3, 2002. Its amendments were approved by the Board on February 26, 2004, February 22, 2005, March 7, 2006 and February 20, 2007.

Exhibit E — Amended and Restated Articles of Incorporation
     TRIPLE-S MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, hereby certifies pursuant to Article 8.05 of the General Corporation Law of the Commonwealth of Puerto Rico, as follows:
     1. The name of the corporation is Triple-S Management Corporation and its original Articles of Incorporation were filed with the Secretary of State of the Commonwealth of Puerto Rico on October 9, 1996, Registration Number 95,905.
     2. The Board of Directors of Triple-S Management Corporation at a meeting duly called and held on March 7, 2006, adopted a resolution proposing and declaring advisable the following Amended and Restated Articles of Incorporation which restate, integrate and amend the provisions of the original Articles of Incorporation of Triple-S Management Corporation in accordance with Article 8.02(b) of the General Corporation Law of the Commonwealth of Puerto Rico.
     3. The text of the Articles of Incorporation of Triple-S Management Corporation, as proposed to be amended, shall be effective upon the approval of shareholders and upon the date of filing of this instrument with the Secretary of State of the Commonwealth of Puerto Rico, to read in their entirety as follows:

FIRST:	The name of this corporation is TRIPLE-S MANAGEMENT CORPORATION.

SECOND:	The physical address of the designated office of the Corporation is 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

THIRD:	The Corporation’s registered agent will be the Corporation itself, Triple-S Management Corporation. The address of such resident agent is 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

FOURTH:
The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the Commonwealth of Puerto Rico, as from time to time amended (the “GCLPR”).

FIFTH:
A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred million (200,000,000) shares, consisting of (a) one hundred million (100,000,000) shares of common stock, $1.00 par value per share (the “Common Stock”), and (b) one hundred million (100,000,000) shares of preferred stock, $1.00 par value per share (the “Preferred Stock”).

B. The Board of Directors of the Corporation is hereby expressly authorized at any time and from time to time to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such distinctive powers, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and to the fullest extent as may now or hereafter be permitted by the GCLPR, including, without limiting the generality of the foregoing, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, or other securities or property, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions. Unless otherwise provided in such resolution or resolutions, shares of the Preferred Stock of such class or series which shall be issued and thereafter acquired by the Corporation through purchase, redemption, exchange, conversion or otherwise shall return to the status of authorized but unissued Preferred Stock.

SIXTH:
The shares of capital stock of the Corporation shall be subject to the transfer restrictions set forth in Attachment A to these Articles of Incorporation. Such transfer restrictions are being adopted in order for the Corporation to comply with the License Agreement between Blue Cross and Blue Shield Association (or its then successor) (the “BCBSA”) and the Corporation and related License Agreements between the subsidiaries of the Corporation and BCBSA.

SEVENTH:
A. At every annual or special meeting of shareholders of the Corporation, every holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock standing in his or her name on the books of the Corporation.

B. There shall be no cumulative voting by shareholders of any class or series of capital stock as may be set forth in the PRGCL or any other law, regulation, decree or agreement.

EIGHTH:
A. The Corporation shall be required, to the maximum extent permitted by the GCLPR, to indemnify each of its directors, officers and employees and any director, officer or employee who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising due to the fact that any such person is or was a director, an officer or an employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise.

B. The Corporation may, in its absolute discretion, up to the maximum extent permitted by the GCLPR, indemnify each person who is not required to be indemnified under Section A above against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was serving or has agreed to serve the Corporation in any capacity, other than as a director, officer or employee, to the extent that the Corporation is required or permitted to indemnify directors, officers or employees under Section A above.

C. The Corporation shall indemnify any director, officer, employee, or other agent of the Corporation against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was a trustee, investment manager, or other fiduciary under any employee benefit plan of the Corporation.

D. To the extent permitted by the GCLPR and applicable law, expenses incurred in defending any proceeding in the case described in Sections A and C above shall be advanced (and in the case of Section B may be advanced) by the Corporation prior to the final disposition of such proceeding upon receipt of any undertaking by or on behalf of such person to repay such amount if it shall be determined ultimately that he or she is not entitled to be indemnified by the Corporation. Additionally, the Corporation shall reimburse attorneys’ fees and other reasonable related expenses incurred by any person in enforcing such person’s indemnification rights described in Section A above if it shall ultimately be determined that such person is entitled to such indemnification by the Corporation.

E. The indemnification and the advancement of expenses provided by this Article EIGHTH shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, these Articles of Incorporation, the Bylaws or any agreement, vote of shareholders or disinterested directors, policy of insurance or otherwise, both as to action in their official capacity and as to action in another capacity while holding their respective offices, and shall not limit in any way any right which the Corporation may have to provide additional indemnification with respect to the same or different persons or classes of persons. The indemnification and advancement of expenses provided by this Article EIGHTH shall continue as to a person who has ceased to serve in a capacity that entitles such person to indemnity under this Article EIGHTH (an “Indemnifiable Capacity”) and shall inure to the benefit of the heirs, executors and administrators of such a person.

F. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was serving in an Indemnifiable Capacity against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article EIGHTH. Notwithstanding anything in this Article EIGHTH to the contrary: (i) the Corporation shall not be obligated to indemnify any person serving in an Indemnifiable Capacity for any amounts which have been paid directly to such person by any insurance maintained by the Corporation; and (ii) any indemnification provided pursuant to this Article EIGHTH, (A) shall not be used as a source of contribution to, or as a substitute for, or as a basis for recoupment of any payments pursuant to, any indemnification obligation or insurance coverage which is available from any other enterprise, and (B) shall become operative, and payments shall be required to be made thereunder, only in the event and to the extent that the amounts in question have not been fully paid by any indemnification obligation or insurance coverage which is available from any other enterprise.

G. The rights granted or created hereby shall be vested in each person entitled to indemnification hereunder as a bargained-for contractual condition of such person’s serving or having served in an Indemnifiable Capacity and, while this Article EIGHTH may be amended or repealed, no such amendment or repeal shall release, terminate or adversely affect the rights of such person under this Article EIGHTH with respect to any act taken or the failure to take any act by such person prior to such amendment or repeal or with respect to any action, suit or proceeding with respect to such act or failure to act filed after such amendment or repeal.

H. If any provision of this Article EIGHTH or the application of any such provision to any person or circumstance is held invalid, illegal or unenforceable for any reason whatsoever, the remaining provisions of this Article EIGHTH and the application of such provision to other persons or circumstances shall not be affected thereby and, to the fullest extent possible, the court finding such provision invalid, illegal or unenforceable shall modify and construe the provision so as to render it valid and enforceable as against all persons or entities and to give the maximum possible protection to persons subject to indemnification hereby within the bounds of validity, legality and enforceability. Without limiting the generality of the foregoing, if any person who is or was serving in an Indemnifiable Capacity is entitled under any provision of this Article EIGHTH to indemnification by the Corporation for some or a portion of the judgments, amounts paid in settlement, attorneys’ fees, ERISA excise taxes or penalties, fines or other expenses actually and reasonably incurred by any such person in connection with any threatened, pending or completed action, suit or proceeding (including, without limitation, the investigation, defense, settlement or appeal of such action, suit or proceeding), whether civil, criminal, administrative, investigative or appellate, but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify such person for the portion thereof to which such person is entitled.

NINTH:
A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCLPR. In no event shall any director be deemed to breach any fiduciary duty or other obligation owed to any shareholders of the Corporation or any other person by reason of (i) his or her failure to vote for (or by reason of such director’s vote against) any proposal or course of action that in such director’s judgment would breach any requirement imposed on the Corporation or any subsidiary or affiliate of the Corporation by the BCBSA or could lead to termination of any license granted by the BCBSA to the Corporation or any subsidiary or affiliate of the Corporation, or (ii) his or her decision to vote in favor of any proposal or course of action that in such director’s judgment is necessary to prevent a breach of any requirement imposed by the BCBSA or could prevent termination of any license granted by the BCBSA to the Corporation or any subsidiary or affiliate of the Corporation. Any repeal or modification of the foregoing provisions of this Article NINTH by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

TENTH:

A. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors consisting of not less than nine (9) Directors, nor more than nineteen (19) Directors.

B.   The Board of Directors is divided into three groups, plus the President of the Corporation. The first is made up of five (5) directors, the second group is composed of six (6) directors, and the third group is made up of seven (7) directors. The terms of the groups will be placed at intervals, therefore, the term of the first group of directors will end in the Shareholders Annual Meeting in the year 2005; the term of the second group of directors will end in the Shareholders Annual Meeting in the year 2006 and the term of the third group of directors will end in the Shareholders Annual Meeting in the year 2007.

C.   The term each group member subsequently elected at the Shareholders Annual Meeting will occupy will be three (3) years. Every director will continue with his/her duties until his/her successor is duly elected and in possession of his/her position. The President of the Corporation, which is also a member of the Board of Directors, is excluded from the aforementioned groups.

ELEVENTH:	The Corporation will exist in perpetuity.

TWELFTH:

The Corporation reserves the right to amend any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the GCLPR or other applicable law and these Articles of Incorporation, and all rights conferred upon shareholders herein are granted subject to this reservation; provided, however, that notwithstanding anything contained in these Articles of Incorporation to the contrary, (1) the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) and (2) the affirmative vote of the holders of at least three-fourths (3/4) of the issued and outstanding voting shares of capital stock of the Corporation (the “Supermajority Shareholder Vote”) shall be required to amend Article SIXTH (including the provisions of Attachment A hereto), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH or the BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in this first proviso of Article TWELFTH; and provided further, however, that (i) the requirement for Supermajority Shareholder Vote shall become ineffective and shall be of no further force and effect in the event that each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated; and (ii) the Supermajority Shareholder Vote shall not apply to (1) any amendment to Article SIXTH (including the provisions of Attachment A hereto), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH or the BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in the first proviso of Article TWELFTH to conform such Articles to a change to the terms of any License Agreement, or (2) any amendment to Article SIXTH (including the provisions of Attachment A hereto), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH or the

BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in the first proviso of Article TWELFTH required or permitted by the BCBSA (whether or not constituting a change to the terms of any License Agreement). The affirmative vote of the holders of at least the percentage of the issued and outstanding capital stock entitled to vote thereon required by the GCLPR or other applicable law shall be required to amend any provisions of these Articles of Incorporation that shall not require the Supermajority Shareholder Vote under this Article TWELFTH.

THIRTEENTH:

A. The Bylaws shall govern the management and affairs of the Corporation, the rights and powers of the directors, officers, employees and shareholders of the Corporation in accordance with its terms and shall govern the rights of all persons concerned relating in any way to the Corporation except that if any provision in the Bylaws shall be irreconcilably inconsistent with any provision in these Articles of Incorporation, the provision in these Articles of Incorporation shall control.

B. The Board of Directors of the Corporation shall have the power to amend the Bylaws of the Corporation by the vote of a majority of the whole Board of Directors of the Corporation. The shareholders of the Corporation shall not have the power to amend the Bylaws of the Corporation unless such amendment shall be approved by the holders of at least a majority of the then issued and outstanding shares of capital stock entitled to vote thereon. Notwithstanding anything contained in these Articles of Incorporation of the Corporation to the contrary, the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) shall be required to amend Section 5-2, Paragraph D of Section 6-2, Paragraph H of Section 7-11 and Sub-Section 12 of Section 7-14 of the By-Laws of the Corporation and the BCBSA approval requirement contained in this Article THIRTEENTH. For purposes of this Section B of Article THIRTEENTH, the term “whole Board of Directors of the Corporation” means the total number of Directors which the Corporation would have as of the date of such determination if the Board of Directors of the Corporation had no vacancies.

     IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Articles of Incorporation as of the                      day of                                         , 2007.
TRIPLE-S MANAGEMENT CORPORATION

By:
	Name:	Dr. Wilmer Rodríguez Silva
	Title:	Chairman of the Board

ATTACHMENT A TO AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF TRIPLE-S MANAGEMENT CORPORATION
RESTRICTION ON TRANSFER
     SECTION 1. The following defined words and definitions shall apply with respect to this Attachment A to the Corporation’s Articles of Incorporation (“Attachment A”) in which such defined words are used.
     (a) “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
     (b) a Person shall be deemed to “Beneficially Own,” be the “Beneficial Owner” of or have “Beneficial Ownership” of any capital stock of the Corporation:
     (1) in which such Person shall then have a direct or indirect beneficial ownership interest which confers a profit, benefit or advantage but which does not constitute legal ownership or control;
     (2) in which such Person shall have the right to acquire any direct or indirect beneficial ownership interest pursuant to any option or other agreement (either immediately or after the passage of time or the occurrence of any contingency);
     (3) which such Person shall have the right to vote;
     (4) in which such Person shall hold any other interest which would count in determining whether such Person would be required to file a Schedule 13D or Schedule 13G under Regulation 13D-G under the Exchange Act; or
     (5) which shall be Beneficially Owned (under the concepts provided in the preceding clauses) by any affiliate or associate of the particular Person or by any other Person with whom the particular Person or any such affiliate or associate has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) relating to the acquisition, holding, voting or disposing of any securities of the Corporation;
     provided, however, that
     (6) a Person shall not be deemed to Beneficially Own, be the Beneficial Owner of, or have Beneficial Ownership of Capital Stock by reason of possessing the right to vote if (i) such right arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act, and (ii) such Person is not the Excess Owner of any Excess Shares, is not named as holding a beneficial ownership interest in any Capital Stock in any filing on Schedule 13D or Schedule 13G, and is not an affiliate or associate of any such Excess Owner or named Person;
     (7) a member of a national securities exchange or a registered depositary shall not be deemed to Beneficially Own, be the Beneficial Owner of or have Beneficial Ownership of Capital Stock held directly or indirectly by it on behalf of another Person (and not for its own account) solely because such member or depositary is the record holder of such Capital Stock, and (in the case of such member), pursuant to the rules of such exchange, such member may direct the vote of such Capital Stock without instruction on matters which are uncontested and do not affect substantially the rights or privileges of the holders of the Capital Stock to be voted, but is otherwise precluded by the rules of such exchange from voting such Capital Stock without instruction on either contested matters or matters that may affect substantially the rights or the privileges of the holders of such Capital Stock to be voted;

     (8) a Person who in the ordinary course of business is a pledgee of Capital Stock under a written pledge agreement shall not be deemed to Beneficially Own, be the Beneficial Owner of or have Beneficial Ownership of such pledged Capital Stock solely by reason of such pledge until the pledgee has taken all formal steps which are necessary to declare a default or has otherwise acquired the power to vote or to direct the vote of such pledged Capital Stock, provided that:
     (A) the pledge agreement is bona fide and was not entered into with the purpose nor with the effect of changing or influencing the control of the Corporation, nor in connection with any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act; and
     (B) the pledge agreement does not grant to the pledgee the right to vote or to direct the vote of the pledged securities prior to the time the pledgee has taken all formal steps which are necessary to declare a default;
     (9) a Person engaged in business as an underwriter or a placement agent for securities who enters into an agreement to acquire or acquires Capital Stock solely by reason of its participation in good faith and in the ordinary course of its business in the capacity of underwriter or placement agent in any underwriting or agent representation registered under the Securities Act, as a bona fide private placement, a resale under Rule 144A promulgated under the Securities Act, or in any foreign or other offering exempt from the registration requirements under the Securities Act shall not be deemed to Beneficially Own, be the Beneficial Owner of or have Beneficial Ownership of such securities until the expiration of forty (40) days after the date of such acquisition so long as (i) such Person does not vote such Capital Stock during such period, and (ii) such participation is not with the purpose or with the effect of changing or influencing control of the Corporation, nor in connection with or facilitating any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act;
     (10) if the Corporation shall sell shares in a transaction not involving any public offering, then each purchaser in such offering shall be deemed to obtain Beneficial Ownership in such offering of the shares purchased by such purchaser, but no particular purchaser shall be deemed to Beneficially Own or have acquired Beneficial Ownership or be the Beneficial Owner in such offering of shares purchased by any other purchaser solely by reason of the fact that all such purchasers are parties to customary agreements relating to the purchase of equity securities directly from the Corporation in a transaction not involving a public offering, provided that:
     (A) all the purchasers are persons specified in Rule 13d-1(b)(1)(ii) promulgated under the Exchange Act;
     (B) the purchase is in the ordinary course of each purchaser’s business and not with the purpose nor with the effect of changing or influencing control of the Corporation, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act,
     (C) there is no agreement among or between any purchasers to act together with respect to the Corporation or its securities except for the purpose of facilitating the specific purchase involved; and
     (D) the only actions among or between any purchasers with respect to the Corporation or its securities subsequent to the closing date of the nonpublic offering are those which are necessary to conclude ministerial matters directly related to the completion of the offer or sale of the securities sold in such offering;
     (11) the Share Escrow Agent shall not be deemed to be the Beneficial Owner of any Excess Share held by such Share Escrow Agent pursuant to an Excess Share Escrow Agreement, nor shall any such Excess Shares be aggregated with any other shares of Capital Stock held by affiliates or associates of such Share Escrow Agent; and

     (12) a Person shall not be deemed to Beneficially Own, be the Beneficial Owner of, or have Beneficial Ownership of Capital Stock by reason of the fact that such Person shall have entered into an agreement with the Corporation pursuant to which such Person, or its associates or affiliates, shall, upon consummation of the transaction described in such agreement, acquire, directly or indirectly, all of the Capital Stock of the Corporation (by means of a merger, consolidation, stock purchase or otherwise), provided that:
     (A) such agreement shall have been approved by a majority of the board (not including any director who is not Independent as to such matter) prior to the execution thereof by the Corporation;
     (B) neither such Person nor its associates or affiliates shall have been the Excess Owner of any Excess Shares immediately prior to the execution of such agreement;
     (C) the consummation of the transaction described in such agreement shall be subject to the approval of the holders of Capital Stock of the Corporation entitled to vote thereon under the GCLPR or pursuant to other applicable law or the rules of the New York Stock Exchange, Inc. or any other national securities exchange or automated quotation system on which any of the Capital Stock shall then be listed or quoted; and
     (D) neither such Person nor its associates or affiliates shall have made any acquisition of Capital Stock after the execution of such agreement other than pursuant to the terms of such agreement.
     Anything herein to the contrary notwithstanding, a Person shall continue to be deemed to Beneficially Own, be the Beneficial Owner of, and have Beneficial Ownership of, such Person’s Excess Shares which shall have been conveyed, or shall be deemed to have been conveyed, to the Share Escrow Agent in accordance with this Attachment A until such time as such Excess Shares shall have been sold by the Share Escrow Agent as provided in this Attachment A.
     (c) “BCBSA” means Blue Cross and Blue Shield Association.
     (d) “Capital Stock” means shares (or any basic unit) of any class or series of any equity security, voting or non-voting, common or preferred, which the Corporation may at any time issue or be authorized to issue.
     (e) “Common Stock” means the shares of common stock of the Corporation.
     (f) “Excess Owner” means a Person who Beneficially Owns Excess Shares.
     (g) “Excess Shares” means (i) with respect to any Institutional Investor, all the shares of Capital Stock Beneficially Owned by such Institutional Investor in excess of the Institutional Investor Ownership Limit, (ii) with respect to any Noninstitutional Investor, all the shares of Capital Stock Beneficially Owned by such Noninstitutional Investor in excess of the Noninstitutional Investor Ownership Limit, and (iii) with respect to any Person, all the shares of Capital Stock Beneficially Owned by such Person in excess of the General Ownership Limit. All Excess Shares shall be deemed to be issued and outstanding shares of Capital Stock even when subject to or held pursuant to this Attachment A.
     (h) “Exchange Act” means the Securities Exchange Act of 1934, as amended or supplemented, and any other federal law which the Board of Directors of the Corporation shall reasonably judge to have replaced or supplemented the coverage of the Exchange Act.
     (i) “GCLPR” means the General Corporation Law of the Commonwealth of Puerto Rico.
     (j) “General Ownership Limit” means (i) that number of shares of Common Stock one share lower than the number of shares of Common Stock which would represent 20% of all shares of Common Stock issued and outstanding at the time of determination, or (ii) any combination of shares of Capital Stock in any series or class that represents 20% of the ownership interest in the Corporation at the time of determination. So long as Common Stock shall be the only class of Capital Stock issued by the Corporation, the General Ownership Limit shall be irrelevant for purposes of this Attachment A because the Institutional Investor Ownership Limit shall exclusively determine whether any shares of Common Stock owned by any Institutional Investor constitute Excess Shares and the Noninstitutional Investor Ownership Limit shall exclusively determine whether any shares of Common Stock owned by any Noninstitutional Investor constitute Excess Shares. If, however, the Corporation were to issue a series of Preferred Stock or other class of Capital Stock other than Common Stock, then (a) shares Beneficially Owned by an Institutional Investor in excess of either the Institutional Investor Ownership Limit or the General Ownership Limit would constitute Excess Shares, and (b) shares Beneficially Owned by a Noninstitutional Investor in excess of either the Noninstitutional Investor Ownership Limit or the General Ownership Limit would constitute Excess Shares.
     (k) “Independent” means a person who, at any given time, shall (i) not be a Major Participant (as defined in Section 1(o) of this Attachment A), (ii) not have been nominated to the Board of Directors of the Corporation at the initiative of a Major Participant, (iii) not have announced a commitment to any proposal made by a Major Participant that has not been approved by a majority of the board (not including any director who is not Independent as to such matter), and not have been determined by a majority of the board (not including any director who is not Independent as to such matter) to have been subject to any relationship, arrangement or circumstance (including any relationship with a Major Participant) which, in the judgment of a majority of the board of directors (not including any director who is not Independent as to such matter), is reasonably possible or likely to interfere to an extent deemed unacceptable by such majority of the board (not including any director who is not Independent as to such matter) with his or her exercise of independent judgment as a director.
     (l) “Institutional Investor” means any Person that is an entity or group identified in Rule 13d-1(b)(1)(ii) under the Exchange Act, provided that every filing made by such Person with the SEC under Regulation 13D-G (or any successor Regulation) under the Exchange Act with respect to such Person’s Beneficial Ownership of Capital Stock by such Person shall have contained a certification identical to the one required by Item 10 of Schedule 13G, or such other affirmation as shall be approved by the BCBSA and the Board of Directors.
     (m) “Institutional Investor Ownership Limit” means that number of shares of Capital Stock one share lower than the number of shares of Capital Stock which would represent 10% of the Voting Power of all shares of Capital Stock issued and outstanding at the time of determination; provided that, that the Institutional Investor Ownership Limit may be revised from time to time pursuant to Section 14 of this Attachment A.
     (n) “License Agreements” means the license agreements as constituted from time to time between the Corporation or any of its subsidiaries or affiliates and the BCBSA, including any and all addenda thereto, with respect to, among other things, the “Blue Cross” and “Blue Shield” names and marks.
     (o) “Major Participant” means a Person who, except as provided in the next sentence, is (i) an Excess Owner, (ii) a Person that has filed proxy materials with the SEC (as defined in Section 1(w) of this Attachment A hereof) supporting a candidate for election to the Board of Directors of the Corporation in opposition to candidates approved by a majority of the board (not including any director who is not Independent as to such matter), (iii) a Person that has made a proposal, made a filing with the SEC or taken other actions in which such Person indicates that such Person may seek to become a Major Participant or which in the judgment of a majority of the board (not including any director who is not Independent as to such matter) indicates that it is reasonably possible or likely that such Person will seek to become a Major Participant, or (iv) such Person is an affiliate or associate of a Major Participant.
     Notwithstanding the foregoing, in the event that a majority of the board (not including any director who is not Independent as to such matter) shall have approved an acquisition of outstanding Capital Stock of the Corporation, prior to the time such acquisition shall occur, which would otherwise render a Person a Major Participant and such Person (a) shall not have made any subsequent acquisition of outstanding Capital Stock of the Corporation not approved by a majority of the board (not including any director who is not Independent as to such matter) and (b) shall not have subsequently taken any of the actions specified in the preceding sentence without the prior approval of a majority of the board (not including any director who is not Independent as to such matter), then such Person shall not be deemed a Major Participant. In the event there shall be any question as to whether a particular Person is a Major Participant, the determination of a majority of the board (not including any director who is not Independent as to such matter)shall be binding upon all parties concerned.
     (p) “Noninstitutional Investor” means any Person that is not an Institutional Investor.
     (q) “Noninstitutional Investor Ownership Limit” means that number of shares of Capital Stock one share lower than the number of shares of Capital Stock which would represent 5% of the Voting Power of all shares of Capital Stock issued and outstanding at the time of determination; provided, however, that the Noninstitutional Investor Ownership Limit may be revised from time to time pursuant to Section 14 of this Attachment A.
     (r) “Ownership Limit” means each of the General Ownership Limit, the Institutional Investor Ownership Limit and the Noninstitutional Investor Ownership Limit, as each may be revised from time to time pursuant to Section 14 of this Attachment A.
     (s) “Permitted Transferee” means a Person whose acquisition of Capital Stock will not violate any Ownership Limit applicable to such Person.
     (t) “Person” means any individual, firm, partnership, corporation, limited liability company, trust, association, joint venture or other entity, and shall include any successor (by merger or otherwise) or of any such entity.
     (u) “Schedule 13D” means a report on Schedule 13D under Regulation 13D-G under the Exchange Act and any report which may be required in the future under any requirements which the BCBSA shall reasonably judge to have any of the purposes served by Schedule 13D.
     (v) “Schedule 13G” means a report on Schedule 13G under Regulation 13D-G under the Exchange Act and any report which may be required in the future under any requirements which the BCBSA shall reasonably judge to have any of the purposes served by Schedule 13G.
     (w) “SEC” means the United States Securities and Exchange Commission and any successor federal agency having similar powers.
     (x) “Securities Act” means the Securities Act of 1933, as amended or supplemented, and any other federal law which the Board of Directors shall reasonably judge to have replaced or supplemented the coverage of the Securities Act.
     (y) “Share Escrow Agent” means the Person appointed by the Corporation to act as escrow agent with respect to the Excess Shares.
     (z) “Transfer” means any of the following which would affect the Beneficial Ownership of Capital Stock: (a) any direct or indirect sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Capital Stock, or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise, and (b) any other transaction or event, including, without limitation, a merger, consolidation, or acquisition of any Person, the expiration of a voting trust which is not renewed, or the aggregation of the Capital Stock Beneficially Owned by one Person with the Capital Stock Beneficially Owned by any other Person, which would affect the Beneficial Ownership of Capital Stock.
     (aa) “Transferability” means the ability of a Person to Transfer shares of Capital Stock of the Corporation.
     (bb) “Voting Power” means the voting power attributable to the shares of Capital Stock issued and outstanding at the time of determination and shall be equal to the number of all votes which could be cast in any election of any director, other than directors electable under the terms of any series of Preferred Stock in specified circumstances, which could be accounted for by all shares of Capital Stock issued and outstanding at the time of determination. If, in connection with an election for any particular position on the Board of Directors of the

Corporation, shares in different classes or series are entitled to be voted together for purposes of such election, then in determining the number of “all votes which could be cast” in the election for that particular position for purposes of the preceding sentence, the number shall be equal to the number of votes which could be cast in the election for that particular position if all shares entitled to be voted in such election (regardless of series or class) were in fact voted in such election. For any particular Person, the Voting Power of such Person shall be equal to the quotient, expressed as a percentage, of the number of votes that may be cast with respect to shares of Capital Stock Beneficially Owned by such Person (including, for these purposes, any Excess Shares Beneficially Owned by such Person and held and/or voted by the Escrow Share Agent) divided by the total number of votes that could be cast by all stockholders of the Corporation (including such particular Person) based upon the issued and outstanding shares of Capital Stock at the time of determination. If the Corporation shall issue any series or class of shares for which positions on the Board of Directors of the Corporation are reserved or shall otherwise issue shares which have voting rights which can arise or vary based upon terms governing that class or series, then the percentage of the voting power represented by the shares of Capital Stock Beneficially Owned by any particular Person shall be the highest percentage of the total votes which could be accounted for by those shares in any election of any director.
     SECTION 2. (a) No Institutional Investor shall Beneficially Own shares of Capital Stock in excess of the Institutional Investor Ownership Limit. No Noninstitutional Investor shall Beneficially Own shares of Capital Stock in excess of the Noninstitutional Investor Ownership Limit. No Person shall Beneficially Own shares of Capital Stock in excess of the General Ownership Limit.
     (b) The occurrence of any Transfer which would cause any Person to Beneficially Own Capital Stock in excess of any Ownership Limit applicable to such Person shall have the following legal consequences: (i) such Person shall receive no rights to the Excess Shares resulting from such Transfer (other than as specified in this Attachment A), and (ii) the Excess Shares resulting from such Transfer immediately shall be deemed to be conveyed to the Share Escrow Agent.
     (c) Notwithstanding the foregoing, a Person’s Beneficial Ownership of Capital Stock shall not be deemed to exceed any Ownership Limit applicable to such Person if (A) the Excess Shares with respect to such Person do not exceed the lesser of 1% of the Voting Power of the Capital Stock or 1% of the ownership interest in the Corporation, and (B) within fifteen (15) days of the time when such Person becomes aware of the existence of such Excess Shares, such Person transfers or otherwise disposes of sufficient shares of Capital Stock so that such Person’s Beneficial Ownership of Capital Stock shall not exceed any Ownership Limit.
     SECTION 3. Any Excess Owner who acquires or attempts to acquire shares of Capital Stock in violation of Section 2 of this Attachment A, or any Excess Owner who is a transferee such that any shares of Capital Stock are deemed Excess Shares, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request.
     SECTION 4. The Corporation shall take such actions as it deems necessary to give effect to the transfer of Excess Shares to the Share Escrow Agent, including refusing to give effect to the Transfer or any subsequent Transfer of Excess Shares by the Excess Owner on the books of the Corporation. Excess Shares so held or deemed held by the Share Escrow Agent shall be issued and outstanding shares of Capital Stock. An Excess Owner shall have no rights in such Excess Shares except as expressly provided in this Attachment A and the administration of the Excess Shares escrow shall be governed by the terms of an Excess Share Escrow Agreement to be entered into between the Corporation and the Share Escrow Agent and having such terms as the Corporation shall deem appropriate.
     SECTION 5. The Share Escrow Agent, as record holder of Excess Shares, shall be entitled to receive all dividends and distributions as may be declared by the Board of Directors of the Corporation with respect to Excess Shares (the “Excess Share Dividends”) and shall hold the Excess Share Dividends until disbursed in accordance with the provisions of Section 9 of this Attachment A. In the event an Excess Owner receives any Excess Share Dividends (including, without limitation, Excess Share Dividends received prior to the time the Corporation determines that Excess Shares exist with respect to such Excess Owner) such Excess Owner shall repay such Excess Share Dividends to the Share Escrow Agent or the Corporation. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any Excess Share Dividends paid to an Excess Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Capital

Stock Beneficially Owned by any Excess Owner (including future dividends on distributions on shares of Capital Stock which fall below the Ownership Limit as well as on Excess Shares), and, as soon as practicable following the Corporation’s receipt or withholding thereof, shall pay over to the Share Escrow Agent the dividends so received or withheld, as the case may be.
     SECTION 6. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of, or any distribution of the assets of, the Corporation, the Share Escrow Agent shall be entitled to receive, ratably with each other holder of Capital Stock of the same class or series, that portion of the assets of the Corporation that shall be available for distribution to the holders of such class or series of Capital Stock. The Share Escrow Agent shall distribute the amounts received upon such liquidation, dissolution or winding up or distribution in accordance with the provisions of Section 9 of this Attachment A.
     SECTION 7. The Share Escrow Agent shall be entitled to vote all Excess Shares. The Share Escrow Agent shall vote, consent, or assent Excess Shares as follows:
     (a) to vote in favor of each nominee to the Board of Directors of the Corporation whose nomination has been approved by a majority of the board (not including any director who is not Independent as to such matter) and to vote against any candidate for the Board of Directors of the Corporation for whom no competing candidate has been nominated or selected by a majority of the board (not including any director who is not Independent as to such matter);
     (b) unless such action is initiated by or with the consent of the Board of Directors of the Corporation, (i) to vote against removal of any director of the Corporation, (ii) to vote against any alteration, amendment, change or addition to or repeal (collectively, “Change”) of the Bylaws or the Corporation’s Articles of Incorporation, (iii) not to nominate any candidate to fill any vacancy of the Board of Directors of the Corporation and (iv) not take any action by voting such Excess Shares that would be inconsistent with or would have the effect, directly or indirectly, of defeating or subverting the voting requirements contained in Section 7(a) of this Attachment A or this Section 7(b) of this Attachment A; and
     (c) to the extent not covered by clauses (a) and (b) above, to vote as recommended by the Board of Directors of the Corporation.
     SECTION 8. (a) The Share Escrow Agent shall hold all Excess Shares until such time as they are sold in accordance with this Section 8 of Attachment A.
     (b) The Share Escrow Agent shall sell or cause the sale of Excess Shares at such time or times and on such terms as shall be determined by the Corporation. The Share Escrow Agent shall have the right to take such actions as the Corporation shall deem appropriate to ensure that sales of Excess Shares shall be made only to Permitted Transferees.
     (c) The Share Escrow Agent shall have the power to convey to the purchaser of any Excess Shares sold by the Share Escrow Agent ownership of such Excess Shares free of any interest of the Excess Owner of those Excess Shares and free of any other adverse interest arising through the Excess Owner. The Share Escrow Agent shall be authorized to execute any and all documents sufficient to transfer title to any Permitted Transferee.
     (d) Upon acquisition by any Permitted Transferee of any Excess Shares sold by the Share Escrow Agent or the Excess Owner, such shares shall upon such sale cease to be Excess Shares and shall become regular shares of Capital Stock in the class or series to which such Excess Shares otherwise belong, and the purchaser of such shares shall acquire such shares free of any claims of the Share Escrow Agent or the Excess Owner.
     (e) To the extent permitted by the GCLPR or other applicable law, neither the Corporation, the Share Escrow Agent nor anyone else shall have any liability to the Excess Owner or anyone else by reason of any action or inaction the Corporation or the Share Escrow Agent or any director, officer or agent of the Corporation shall take which any of them shall in good faith believe to be within the scope of their authority under this Attachment A or by reason of any decision as to when or how to sell any Excess Shares or by reason of any other action or inaction in connection with the activities permitted under this Attachment A which does not constitute gross negligence or willful misconduct.
     Without limiting by implication the scope of the preceding sentence, to the extent permitted by law, neither the Share Escrow Agent nor the Corporation nor any director, officer or agent of the Corporation (a) shall have any liability on grounds that any of them failed to take actions which would or could have produced higher proceeds for any of the Excess Shares or by reason of the manner or timing for any disposition of any Excess Shares, and (b) shall be deemed to be a fiduciary or agent of any Excess Owner.
     SECTION 9. The proceeds from the sale of the Excess Shares and any Excess Share Dividends shall be distributed as follows (i) first, to the Share Escrow Agent for any costs and expenses incurred in respect of its administration of the Excess Shares that have not theretofore been reimbursed by the Corporation; (ii) second, to the Corporation for all costs and expenses incurred by the Corporation in connection with the appointment of the Share Escrow Agent, the payment of fees to the Share Escrow Agent with respect to the services provided by the Share Escrow Agent in respect of the escrow and for any other direct or indirect and out of pocket expenses incurred by the Corporation in connection with the Excess Shares, including any litigation costs and expenses, and all funds expended by the Corporation to reimburse the Share Escrow Agent for costs and expenses incurred by the Share Escrow Agent in respect of its administration of the Excess Shares and for all fees, disbursements and expenses incurred by the Share Escrow Agent in connection with the sale of the Excess Shares; and (iii) third, the remainder thereof (as the case may be) to the Excess Owner; provided, however, if the Corporation shall have any questions as to whether any security interest or other interest adverse to the Excess Owner shall have existed with respect to any Excess Shares, neither the Share Escrow Agent, the Corporation nor anyone else shall have the obligation to disburse proceeds for those shares until the Share Escrow Agent shall be provided with such evidence as the Corporation shall deem necessary to determine the parties who shall be entitled to such proceeds.
     SECTION 10. Each certificate for Capital Stock shall bear the following legend:
     “The shares of stock represented by this certificate are subject to restrictions on ownership and Transfer. All capitalized terms in this legend have the meanings ascribed to them in the Corporation’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on ownership and Transfer, shall be sent without charge to each stockholder who so requests. No Person shall Beneficially Own shares of Capital Stock in excess of any Ownership Limit applicable to such Person. Subject to certain limited specific exemptions, (i) Beneficial Ownership of that number of shares of Capital Stock by an Institutional Investor which would represent 10% or more of the Voting Power would exceed the Institutional Investor Ownership Limit, (ii) Beneficial Ownership of that number of shares of Capital Stock by a Noninstitutional Investor which would represent 5% or more of the Voting Power would exceed the Noninstitutional Investor Ownership Limit, and (iii) Beneficial Ownership of (a) 20% or more of the issued and outstanding shares of Common Stock or (b) any combination of shares in any series or class of Capital Stock that represents 20% or more of the Ownership Interest in the Corporation (determined as provided in the Corporation’s Articles of Incorporation) would exceed the General Ownership Limit. Any Person who attempts to Beneficially Own shares of Capital Stock in violation of this limitation must immediately notify the Corporation. Upon the occurrence of any event that would cause any person to exceed any Ownership Limit applicable to such Person, all shares of Capital Stock Beneficially Owned by such Person in excess of any Ownership Limit applicable to such Person shall automatically be deemed Excess Shares and shall be transferred automatically to the Share Escrow Agent and shall be subject to the provisions of the Corporation’s Articles of Incorporation. The foregoing summary of the restrictions on ownership and Transfer is qualified in its entirety by reference to the Corporation’s Articles of Incorporation.”
     The legend may be amended from time to time to reflect amendments to the Corporation’s Articles of Incorporation, or revisions to the Ownership Limits in accordance with Section 14 of this Attachment A.
     SECTION 11. Nothing contained in this Attachment A or in any other provision of the Corporation’s Articles of Incorporation shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders.

     SECTION 12. Nothing contained in the Corporation’s Articles of Incorporation (including this Attachment A) shall preclude the settlement of any transactions entered into through the facilities of the New York Stock Exchange, Inc. or any other exchange or through the means of any automated quotation system now or hereafter in effect.
      SECTION 13. Except in the case of manifest error, any interpretation of this Attachment A by the Board of Directors of the Corporation shall be conclusive and binding; provided, however, that in making any such interpretation, the Board of Directors of the Corporation shall consider, wherever relevant, the Corporation’s obligations to the BCBSA.
     SECTION 14. A majority of the board of directors shall have the right to revise the definition of one or more Ownership Limits to change the percentage ownership of Capital Stock under such Ownership Limit to conform the definition to a change to the terms of the License Agreements or as required or permitted by the BCBSA. In the event the Corporation issues any series or class of Capital Stock other than Common Stock, then majority of the board of directors shall have the power to determine the manner in which each class or series of Capital Stock shall be counted for purposes of determining each Ownership Limit. Any such revision to the definition of any Ownership Limit shall not be deemed a Change to the Corporation’s Articles of Incorporation (including this Attachment A), and shall not require stockholder approval under Article THIRTEENTH of the Corporation’s Articles of Incorporation; provided, however, that no such revision shall be effective until such time as the Corporation shall have notified the stockholders of such revision in such manner as it shall deem appropriate under the circumstances (provided that notification of any such revision by means of a filing by the Corporation describing such revision with the SEC under the Exchange Act or with the Secretary of State of the Commonwealth of Puerto Rico under the GCLPR shall be deemed appropriate notice under all circumstances).

Exhibit F — Amended and Restated Bylaws
CHAPTER 1 — BOARD OF DIRECTORS
1-1	The Board of Directors is made up of nineteen (19) members as provided in the Articles of Incorporation of the Corporation.
CHAPTER 2 — CAPITAL STOCK; STOCK CERTIFICATES; CORPORATE SEAL
2-1	The Corporation may issue at any time the shares of capital stock of the Corporation set forth in the Articles of Incorporation with the prior approval of such issuance by the Board of Directors.
2-2	The certificates representing shares of capital stock of the Corporation shall be in such form as shall be prescribed by the Board of Directors of the Corporation in conformity with the Articles of Incorporation, the General Corporation Law of Puerto Rico (the “GCLPR”) or other applicable law. The issuance of shares shall be entered in the stock books of the Corporation as they are issued. Such entries shall show the name and address of the person, firm, partnership, corporation or association to whom each certificate is issued. Each certificate shall have printed, typed or written thereon the name or the person, firm, partnership, corporation or association to whom it is issued and the number of shares represented thereby. It shall be signed by the President and Chief Executive Officer or any other officer appointed by the Board of Directors and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation, and sealed with the seal of the Corporation. Any or all signatures on such certificate may be facsimiles and the seal may be facsimile, engraved or printed. In case any such officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.
2-3	The Corporation will use a circular seal measuring 1-7/8 in diameter with the name “Triple-S Management Corporation” around its circumference.
CHAPTER 3 — TRANSFER OF SHARES
3-1	The transfer of shares of the Corporation shall be subject to the restrictions set forth in the Articles of Incorporation of the Corporation.
3-2	The Secretary of the Corporation or a transfer agent for the Corporation shall keep, or ensure the keeping of, a complete and exact register, in alphabetical order, of all the shareholders, including their address and, the number of votes each Shareholder holds, in the offices of the Corporation. Said register shall be readily available and during working hours, and shall be available for inspection by any Shareholder, particularly, ten (10) days before a Shareholders Meeting, and when any other shareholder meeting is being held. The Corporation’s register will constitute the only acceptable evidence to determine which Shareholders have the right to inspect the Corporation’s Shareholders Register, the books of the Corporation, and to determine which Shareholders have the right to vote in person or by proxy during any meeting or shareholders meeting.
CHAPTER 4 — SHAREHOLDER MEETINGS; SHAREHOLDER PROPOSALS
4-1	ANNUAL MEETING

The Annual Meeting of Shareholders of Triple-S Management Corporation will be held at the Corporation’s main office or at any other place in Puerto Rico as determined by the Board of Directors from time to time, at the place indicated in the Notice of Meeting, at 9:00 am, on the last Sunday in April of each year or, as an exception, at such other date which is closest to the last Sunday of the month of April as determined by the Board due to any legal requirement applicable to the Corporation. The purpose of the Meeting will be to fill any vacancies of the Board of Directors, receive and consider reports from officials regarding the business of the Corporation, and attend to any other matters that are properly submitted for consideration. However, the Articles of Incorporation may not be amended unless the shareholders, who have the right to vote at the meeting, have been previously notified that among the matters that are being considered at the meeting are amendments to the Articles of Incorporation.

4-2	SPECIAL MEETINGS

The Chairman of the Board of Directors, a majority of the Board of Directors, or Shareholders who hold 25% of the registered voting shares can call special shareholders meetings to be held at the place and time established by the notice of meeting, and for the purposes expressed therein. The meetings (special shareholders meetings) should be notified no less than ten (10) days or more than thirty (30) days before said meeting. The special meetings must be notified in the same manner as annual meetings.

4-3	NOTICE OF MEETINGS

The notices for every annual meeting of the Shareholders shall be given to each Shareholder entitled to vote, by delivering the same personally, or by mailing such notice to him, at the address which appears on the records of the Corporation during a period of no less than twenty (20) and no more than sixty (60) days prior to the meeting. Along with this notice, all Shareholders will receive copies of the Corporation and its subsidiaries’ consolidated financial statements. The notice shall indicate the place and the date the meeting will be held, and the matter or matters to be considered during the Meeting.

4-4	NOTICE — SUBSTITUTE

If the directors and officers of the Corporation should refrain from calling and celebrating, at its designated time, an annual meeting, Shareholders who hold 10% of the registered voting shares may call for and celebrate said Meeting as required in these By-laws. In case an officer does not attend said meeting, one of the Shareholders present may be elected to substitute, provisionally, said officer. Decisions made at the Meeting will be valid, as if made at an annual meeting, and will be registered in the corporate books of the Corporation.

4-5	QUORUM

Notice to attend annual and special meetings will be sent to all shareholders whose names appear in the Corporate Registry in the manner set forth above prior to the meeting date. At the annual or special meetings, a majority of the voting shares of capital stock of the Corporation issued and outstanding shall constitute a quorum; and if at the appointed time quorum is not reached, the meeting will be postponed for a half hour, after which one third (1/3) of the voting shares issued and outstanding will constitute a quorum. If quorum is not reached, a new meeting shall be scheduled thirty (30) days hence, where one-third (1/3) of the voting shares issued and outstanding will constitute a quorum. If a quorum is not reached pursuant to these Bylaws, as many new meetings as necessary may be scheduled, with the same one-third (1/3) requirement.

4-6	SHAREHOLDER PROPOSALS
(A)	Shareholders shall be entitled to submit proposals to be voted upon by shareholders at an annual meeting or special meeting of shareholders of the Corporation provided that they comply with the procedures set forth in this Section 4-6. Only those proposals which satisfy all requirements specified in this Section 4-6 shall be deemed “Qualified Shareholder Proposals.”

(B)	In order for a proposal to constitute a “Qualified Shareholder Proposal,” all of the following requirements must be satisfied:
(i)	The proposal must be made for submission at an annual meeting or at a special meeting of shareholders referred to in these By-laws;

(ii)	The proposal must be a proper subject for shareholder action. The Board of Directors shall be entitled to determine that any proposal which the shareholder is not entitled to have included in the Corporation’s proxy statement for the annual meeting under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations issued by the Securities and Exchange Commission (which are collectively referred to herein as the “SEC Proxy Rules”) is not a proper subject for shareholder action;

(iii)	The proposal must be made by a shareholder who shall be the record holder on the record date for determining shareholders entitled to receive notice of and to vote at such annual or special meeting (a “Proposing Shareholder”);

(iv)	The Proposing Shareholder must deliver a written notice identifying such proposal to the office of the Corporation’s Secretary at the Corporation’s principal place of business which provides the information required by these Bylaws which is timely under the standards given in this Section 4-6 and Section 4-7 of these Bylaws;

(v)	Such Proposing Shareholder’s proposal notice shall: (a) contain a description of the proposal, the reasons for the proposal and any material interest in such proposal by the Proposing Shareholder or the beneficial owner of the shareholder’s record shares; (b) contain an affirmation by the Proposing Shareholder that the shareholder satisfies the requirements specified in this Section 4-6 for presentation of such proposal; (c) contain a description of all arrangements or understandings between such Proposing Shareholder and any other person or persons (including their names) in connection with the proposal of such business by such Proposing Shareholder; (d) a representation that such Proposing Shareholder intends to appear in person or by proxy at the annual or special meeting to bring such business before the meeting; and (e) as to the Proposing Shareholder and the beneficial owner, if any, on whose behalf the proposal is made (x) the name and address of such Proposing Shareholder, as they appear on the Corporation’s books, and of such beneficial owner and the telephone number at which each may be contacted during normal business hours through the time for which the meeting is scheduled, and (y) the class and number of shares of the Corporation which are owned beneficially and of record by such Proposing Shareholder and such beneficial owner; and

(vi)	The Proposing Shareholder and the beneficial owner shall provide such other information required by these Bylaws or as any officer of the Corporation shall reasonably deem relevant within such time limits as any officer of the Corporation shall reasonably impose for such information.
(C)	Nothing in these Bylaws shall be deemed to prohibit a shareholder from including any proposals in the Corporation’s proxy statement to the extent such inclusion shall be required under the Exchange Act and the SEC Proxy Rules or to lessen any obligation by any shareholder to comply with the SEC Proxy Rules; provided, however, that neither the fact that a shareholder’s nominee qualifies for nomination or election to the Board of Directors under Section 4.8 nor the fact that business is properly brought before an annual or special meeting by a shareholder under this Section 4-6 shall obligate the Corporation to endorse that candidate or proposal or (except to the extent required by the SEC Proxy Rules) to provide a means to vote on that proposal on proxy cards solicited by the Corporation or to include information about that proposal in the Corporation’s proxy statement. To the extent this Section 4-6 shall be deemed by a majority of the Board of Directors or the Securities and Exchange Commission, or adjudged by a court of competent jurisdiction, to be inconsistent with the rights of shareholders to request inclusion of a proposal in the Corporation’s proxy statement pursuant to the SEC Proxy Rules, the SEC Proxy Rules shall govern.

4-7	NOTICE OF SHAREHOLDER BUSINESS OTHER THAN NOMINATION OF DIRECTORS.
(A)	For business, other than the nomination of Directors, to be properly brought before an annual meeting or a special meeting by a Proposing Shareholder pursuant to these Bylaws, the Proposing Shareholder must meet the requirements of Section 4-6 of these Bylaws and the following subsections of this Section 4-7. If the Chairman of an annual meeting or a special meeting determines that business was not properly brought before the annual meeting or the special meeting in accordance with the requirements of Section 4-6 and the following subsections of this Section 4-7, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(B)	To be timely, a Proposing Shareholder’s notice must be actually delivered to the Secretary at the Corporation’s principal place of business (i) with respect to an annual meeting of shareholders, not later than the close of business on the 120th calendar day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 calendar days before or more than 60 calendar days after such anniversary date, notice by the shareholder, to be timely, must be so delivered not later than the close of business on the 10th calendar day following the day on which public announcement of the date of such meeting is first made by the Corporation; and (ii) with respect to a special meeting of shareholders, not earlier than the close of business on the 150th calendar day prior to such special meeting and not later than the close of business on the later of the 120th calendar day prior to such special meeting or the 10th calendar day following the day on which public announcement is first made of the date of the special meeting of shareholders.

(C)	In no event shall the public announcement of an adjournment of an annual meeting or a special meeting commence a new time period for the giving of a Proposing Shareholder’s notice as described above. “Public Announcement” means, for purposes of these By-Laws, disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(D)	Such Proposing Shareholder’s notice shall set forth as to each matter all information relating to such matter that is required to be disclosed in solicitations of proxies, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder.
4-8	SHAREHOLDER NOMINATION OF DIRECTORS
(A)	In addition to nominations made through the Nominations Committee of the Board of Directors, nominations of persons for election to the Board of Directors of the Corporation may be made at the meeting by any shareholder of the Corporation entitled to vote for the election of Directors who complies with the notice procedures set forth in this Section 4.8 (A) and (B). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (i) with respect to an election to be held at an annual meeting of shareholders, not later than the close of business on the 120th calendar day nor earlier than the close of business on the 150th calendar day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 calendar days before or more than 60 calendar days after such anniversary date, notice by the shareholder, to be timely, must be delivered not later than the close of business on the 10th calendar day following the day on which public announcement of the date of such meeting is first made by the Corporation; and (ii) with respect to an election to be held at a special meeting of shareholders, not earlier than the close of business on the 150th calendar day prior to such meeting and not later than the close of business on the later of the 120th calendar day prior to such meeting or the 10th calendar day following the day on which public announcement is first made of the date of the special meeting and of the nominees to be elected as such meeting. Such shareholder’s notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, (iv) such other information regarding such person proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such person been nominated, or intended to be nominated, by the Board of Directors, and (v) the consent of such person to serve as a director if so elected; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder, (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder, (iii) a description of all arrangements or understandings between the shareholder, any such beneficial owner, each nominated person and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, and (iv) if the shareholder intends to solicit proxies in support of the person nominated by the shareholder, a representation to that effect. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director by the shareholders of the Corporation unless (i) nominated in accordance with the procedures set forth herein, and (ii) such nominee satisfies any and all eligibility criteria established by the Board of Directors of the Corporation.

(B)	The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the foregoing procedures and, in such event, the nomination shall be disregarded. Any decision by the chairman of the meeting shall be conclusive and binding upon all shareholders of the Corporation for any purpose.

4-9	CONDUCT OF MEETINGS

Except as otherwise provided in these By-Laws, the meetings of the shareholders shall be conducted in accordance with the latest edition of Robert’s Rules of Order.
CHAPTER 5 — VOTING RIGHTS
5-1	Each shareholder shall, at every meeting, be entitled to as many votes as shares of capital stock of the Corporation are registered in his name in the books of the Corporation. The shareholder may vote in person or, if absent, by proxy, by certified mail or any other electronic means that may be provided by the Corporation. No vote sent by mail or by proxy will be valid unless issued with the shareholder’s signature, and it is received before the meeting, for which it is destined, begins. No proxy will be valid after its expiration date.

5-2	CUMULATIVE VOTE — PROHIBITION

As provided in the Articles of Incorporation of the Corporation, there shall be no cumulative voting of a class or series of capital stock in the election of directors of the Corporation.
CHAPTER 6 — ELECTIONS
6-1	BOARD OF DIRECTORS — ELECTION

The election of members to the Board of Directors will take place at the duly notified Annual Meeting of Shareholders by ballot. The members elected each year will be those necessary to complete the nineteen (19) Directors.

The directors will be elected by a majority of votes of the shares of capital stock of the Corporation issued and outstanding with the right to vote and who are represented in person or by proxy at the meeting.

The Board of Directors shall be divided into three groups as required by the Articles of Incorporation of the Corporation.

6-2	DIRECTORS’ REQUIREMENTS

In order to be a Director in the Corporation, every person must at least meet the following requirements:
(A)	Never have declared fraudulent bankruptcy, voluntary or involuntary, nor granted a fraudulent general cession in benefit of creditors.

(B)	Should never have been convicted of a crime of moral deprivation.

(C)	Should not be a director or officer of a bank, a savings and loans association, an institution engaged in the business of receiving deposits and lending money in Puerto Rico or any entity or corporation in which any of the institutions referred to herein have a direct or indirect substantial economic interest or the relationship of owner, subsidiary or affiliate or any entity or corporation which owns, directly or indirectly, substantial economic interest in any of the said institutions, except that the person can fulfill his duties as director or officer of a financial holding company or a depository institution with whom an insurance company affiliated to the Corporation has a relationship, directly or indirectly, as owner, subsidiary or affiliate.

(D)	Must comply with any applicable requirements under BCBSA rules.
CHAPTER 7 — DIRECTORS, OFFICERS AND COMMITTEES
7-1	BOARD OF DIRECTORS — POWERS
(A)	The Board of Directors will be composed of nineteen (19) members elected by the Shareholders at the annual meeting, or by the Board of Directors in case of vacancies, and will exercise the Corporation’s powers and the management of its business in accordance with the GCLPR, the Articles of Incorporation and By-laws of the Corporation, as well as the guidelines issued by the Shareholders of the Corporation.

(B)	The power to manage the Corporation’s affairs may only be exercised when the Directors of the Corporation act as a Board, duly constituted, as a Committee of the Board or by express delegation from the Board.

(C)	The decisions taken by a majority of the Directors present at a meeting of the Board of Directors, where a quorum is constituted, will be considered as acts of the Board of Directors as if those decisions were considered and accepted by all of the Directors of the Board.

(D)	Of the nineteen (19) members of the Board of Directors, at least ten (10) must be representatives of the community and/or subscribers.

(E)	Board Meetings
1.	The Board must celebrate at least one annual meeting before the Annual Meeting of Shareholders and any regular and special meetings the Board determines to be necessary.

2.	The Board will meet at least quarterly, unless special circumstances force the Chairperson of the Board to change it. The Secretary will notify the Directors in writing the date of said meetings.

3.	The Chairperson of the Board of Directors may convene extraordinary meetings of the Board to be held at the place, date, and time established in the notice to the meeting and for the purposes expressed therein.

4.	In addition, the Chairperson of the Board of Directors will have the obligation to convene the Board of Directors when requested by five (5) members of the Board, ten (10) days after such request is made.
(F)	A majority of the total number of Directors will constitute a quorum.
7-2	VACANCIES IN THE BOARD — PROCEDURE TO FILL VACANCIES

The vacancies of the Board due to resignation, death, disability which impedes the execution of their functions, or destitution of any director before the expiration of their term, will be filled by the vote of the majority of the Directors present in a Board meeting, convened for these purposes, after the quorum is constituted. The person elected to fill the vacancy will serve the rest of the term of the person who is being substituted and may be reelected for two (2) additional successive terms.

7-3	ACTS OF THE BOARD OF DIRECTORS — REFERENDUM

Except for a provision stating the contrary in the Articles of Incorporation or the GCLPR, any action or agreement required or permitted to be taken in any meeting of the Board of Directors or any of its committees, may be executed without the need of a meeting if all of the members of the Board of Directors or the Committee, as the case may be, approve of it in writing and said written approval or approvals are submitted and incorporated in the minutes of the meetings of the Board of Directors or the Committee.

7-4	OFFICERS

The officers will be a Chairperson, a Vice Chairman, a Treasurer, an Assistant Treasurer, a Secretary and an Assistant Secretary. The Board of Directors will elect these officers, which will meet the requirements, will have the powers and duties and will serve during the terms established herein.

7-5	THE CHAIRPERSON OF THE BOARD OF DIRECTORS

The Chairperson of the Board of Directors will preside over the Shareholders Meetings, the meetings of the Board of Directors, and will assume the duties and responsibilities conferred by the Board of Directors. Among the main duties and responsibilities of the Chairperson are the following:
(A)	Represent the Corporation in the name of the Board of Directors in those official acts which he/she will have to attend and will maintain the relationships with the Shareholders of the Corporation and the governmental authorities as part of his/her duties.

(B)	Appoint the Directors who are to be members of the Finance Committee, except for its Committee Chair, and the Resolutions and Regulations Committee of the Board of Directors, unless otherwise provided in these By-laws.

(C)	Be a member of all of the Committees of the Board of Directors, if he/she complies with the independence criteria adopted and approved by the Board of Directors.

(D)	Represent the Corporation at the Shareholders Meetings of the Subsidiary Corporations.

(E)	Recommend to the Board of Directors for their consideration, the creation of committees which are not expressly recognized in the By-laws and regulations, according to the needs of the Corporation.

(F)	Inform the Board of Directors about his/her official affairs by virtue of his/her duties and responsibilities.

(G)	Assume all other duties and responsibilities that from time to time are conferred by the Board of Directors.

(H)	Convene any extraordinary meetings of the Board of Directors that he/she may deem necessary.
7-6	THE VICE CHAIRMAN

In the absence of the Chairman, or if the Chairman is unable to act as such, the Vice Chairman will assume the duties and faculties of the Chairman.

7-7	THE SECRETARY

The Secretary will take an oath to loyally carry out the duties of his/her office and will make sure that the minute books of the Corporation are duly maintained and will note or cause to be noted the actions of the Board of Directors and the Shareholders Meetings and the voting therein. He/she will issue the necessary certificates and will be responsible for the corporate seal. He/she will be responsible for making sure that the registry of all of the shareholders and the Articles of Incorporation, the By-laws and the regulations are safely kept at the principal offices of the Corporation. In addition, he/she will certify the official acts of the Board of Directors.

7-8	THE ASSISTANT SECRETARY

The Assistant Secretary will assume, in the absence or if the Secretary is unable to perform his/her duties, all of the duties and faculties conferred upon the Secretary.

7-9	THE TREASURER

The Treasurer will make sure that the securities and the money of the Corporation is duly received and guarded, and that the disbursements are only made according to duly approved and certified resolutions of the Board of Directors. He/she will make sure that the investment policies of the Corporation observe the security, liquidity and yield criteria, in that order. He/she will preside over the Finance Committee of the Board. In addition, the Treasurer will make sure that the accounting books and registers are located in the principal offices of the Corporation. The Corporation’s accounting will follow general accepted accounting principles.

7-10	THE ASSISTANT TREASURER

The Assistant Treasurer will assume, in the absence or if the Treasurer is unable to perform his/her duties, all of the duties and faculties conferred upon the Treasurer.

7-11	COMMITTEES

The permanent Committees of the Board of Directors will be classified according to their nature and the importance of their duties, as well as the responsibilities delegated to each Committee, and the impact of its tasks in the operation and results of the Corporation. In compliance with the above, the “Core Committees” will be the Corporate Governance Committee, the Audit Committee, the Nominations Committee, the Compensation Committee, and the Finance Committee.
(A)	Corporate Governance Committee

The Board of Directors shall appoint at least five (5) Directors to this Committee, one of which shall be the Chairperson of the Board, who shall be the Committee’s Chair.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The members of the Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Corporate Governance Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Examine the best practices of good corporate governance and ensure that the Corporation complies with said practices. The corporate governance structure:
a.	Establishes the distribution of the rights and responsibilities among the different constituents of the Corporation: the Board of Directors, Management, Shareholders, and any other constituent.

b.	Sets up the rules and procedures in order to make corporate decisions.
2.	Advise the Boards of Directors of the Corporation and its Subsidiary Corporations, as well as their respective Chairs, about the best practices of corporate governance and the conduct of the Directors.

3.	Provide to the Directors of the Corporation with orientation and educational mechanisms that are relevant and pertinent to their duties and responsibilities in the Corporation.
(B)	Audit Committee

The Board of Directors shall appoint at least five (5) Directors to this Committee.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors that are members of the Committee.

This Committee shall meet at least once every three months and as many times as deemed necessary. The decisions of the Audit Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Review and ensure that the Corporation and its Subsidiary Corporations have an adequate internal control structure to safeguard the assets, generate reliable financial information, and assure the compliance with applicable laws and regulations.

2.	Review the activities performed by the Internal Audit Office of the Corporation.

3.	Appoint or terminate the engagement with the external auditors.

4.	Review the results of the audits performed by the regulatory agencies.

5.	Review the consolidated financial reports of the Corporation to be issued or filed with regulatory agencies.

6.	Review and judge the annual report prepared by the external auditors.

7.	Appoint or terminate the Director of the Internal Audit Office.

(C)	Nominations Committee

The Board of Directors shall appoint at least seven (7) members of the Board of Directors to this Committee, one of which shall be the Chairperson of the Board.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors who are members of the Committee.

The Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Nominations Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Recommend to the Board of Directors the best qualified candidates that can be members of the Board of Directors and fill any vacancy that arises therein.

2.	Develop and periodically review the qualities that any candidate to be named to the Board of Directors should have.

3.	Recommend to the Board of Directors the best qualified candidates to occupy the position of President of the Corporation.

4.	Evaluate annually, or as often as deemed appropriate, the Directors’ performance pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes.
(D)	Compensation Committee

The Board of Directors shall appoint at least five (5) Directors of the Board of Directors to this Committee.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors who are members of the Committee.

The Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Compensation Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Develop, recommend, and review the compensation policies for the Executive Officers of the Corporation and its Subsidiary Corporations.

2.	Recommend to the Board of Directors the compensation for the Executive Officers of the Corporation and its Subsidiary Corporations.

3.	Recommend to the Boards of Directors of the Corporation and its Subsidiary Corporations those changes to the compensation levels of the Directors of the Corporation and its Subsidiary Corporations that are deemed necessary.

4.	Develop an annual report regarding the compensation of the Board of Directors and the Executive Officers of the Corporation and its Subsidiary Corporations, pursuant to the applicable laws and regulations.
(E)	Finance Committee

The Chairperson of the Board of Directors shall appoint to this Committee at least four (4) Directors of the Board. In addition to those Directors, the other members of this Committee shall be the Chairperson of the Board, the President of the Corporation, and the Treasurer of the Board, who shall be the Committee’s Chair.

The Committee shall meet at least once every two months, and as many times as deemed necessary. The decisions of the Finance Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Monitor all the financial activities of the Corporation.

2.	Provide guidance to the Board of Directors in all matters that are related to the finances of the Corporation.

3.	Study all recommended changes to the economic structure of the Corporation.

4.	Evaluate the financial procedures of the Corporation.

5.	Develop the investments policy of the Corporation, and review and recommend amendments to the policy, as deemed necessary.
(F)	Resolutions and Regulations Committee

The Chairperson of the Board of Directors shall appoint at least five (5) Directors of the Board of Directors to this Committee. In addition to those Directors, the other members of this Committee shall be the Chairperson of the Board and the President of the Corporation.

The Chair of this Committee shall be appointed by the Chairperson of the Board of Directors from among the members of the Committee.

This Committee shall meet at least once a year, and as many times as deemed necessary. The decisions of the Resolutions and Regulations Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Review the Articles of Incorporation and By-laws of the Corporation, and propose and prepare those resolutions to amend the Articles of Incorporation and By-laws or any other resolution related with other institutional issues.

2.	Evaluate and judge all resolutions that are presented by the Shareholders at the Shareholders Meetings.

3.	Follow up on the status of all resolutions approved by the Shareholders at the Shareholders Meetings.

(G)	General Provisions for all Committees
1.	Each of the Committees established by these By-laws shall adopt a Charter in order to govern its actions and to discharge its duties and responsibilities. The Committees shall periodically review their respective Charters, in order to make the necessary changes to achieve its purposes. The Charters, as well as any amendment thereto, shall be approved by the Board of Directors.

2.	All Committees shall keep records of their meetings.

3.	The Chair of each Committee may convene special meetings, as deemed necessary.

4.	The Chairperson of the Board of Directors may, from time to time, request the advice of any of the Committees of the Board, as needed.

5.	The President of the Corporation shall be a member of all Committees, except the Audit Committee and those Committees where he/she does not comply with the independence requirements that have been adopted and approved by the Board of Directors.
(H)	Additional Requirement for Compensation, Nominations and Audit Committees

In addition, to the requirements set forth in this Section 7-11 of the Bylaws of the Corporation, the members of the Compensation, Nominations and Audit Committees must not be officers or employees of the Corporation or any of the subsidiaries of the Corporation (i.e., outside directors) as required by the BCBSA.

(I)	The Board of Directors or its Chairperson may create any other Committee which they deem necessary for the proper operation of the Corporation’s business.
7-12	DISBURSEMENTS

The Corporation will not make any disbursement of $25 or more without evidencing such disbursement with a voucher correctly describing the reason for the payment and backed by an endorsed check or receipt signed by the person receiving the payment, or in the name of the same person if the payment is for services or as a refund. The voucher must describe the services performed and detail the expenses by classification.

7-13	INTERESTS OF THE DIRECTORS

None of the members of the Board of Directors will accept, nor will benefit from any fee, broker’s fee or commission, donation or other emolument in relation to any investment, loan, deposit, purchase, sale, exchange, service or other similar transaction of the Corporation; nor will it have any financial interest in said transactions in any capacity, except in representation and for the benefit of the Corporation and under the previous authority of the Board of Directors.

However, travel and representation expenses or expenses incurred as a result of the attendance to the Board of Directors or Committee meetings may be paid to the Directors; as well as for those professional services performed as a medical doctor or dentist to the insurers of Triple-S, Inc., or any other health subsidiary in its capacity as a participating provider of the health insurance plan or plans.

No ex-director may be part of the Administration of the Corporation or its Subsidiaries nor perform any type of professional services in its capacity as a private citizen or as part of any business, until after three (3) years after the end of his/her term as a member of the Board of Directors.

7-14	CAUSES FOR REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS NAMED TO THE BOARD OF DIRECTORS

The following will be considered just cause for the removal of directors and officers:
(1)	Act with gross negligence in the performance of his/her duties.

(2)	Receive or give a bribe.

(3)	Convicted of a felony or grave misdemeanor, which involves depravity by a competent court.

(4)	Act immorally or improperly.

(5)	Have personal interests incompatible with the interests of the Corporation.

(6)	Embezzle or fraudulently or negligently use or dispose of funds of the Corporation.

(7)	Improperly use his/her position for personal benefit.

(8)	To be absent without any justification for three (3) consecutive ordinary meetings of the Board properly notified or to be absent from six (6) ordinary meetings during the period of one year with or without justification.

(9)	Provide confidential or sensitive information of the Corporation without the proper authorization or when it damages the interests of the business.

(10)	Lose the Board’s confidence when a minimum of three fourths of the total number of directors which comprise the Board concur in voting for the removal of a director.

(11)	Violate in a consistent manner the Articles of Incorporation or the By-laws and Regulations of the Corporation, as well as the General Corporations Law of Puerto Rico and/or the agreements approved in the Shareholders Meeting or by the Board of Directors.

(12)	Failure to comply with any applicable BCBSA Rules.
CHAPTER 8 — AMENDMENTS
8-1	AMENDMENTS

The Board of Directors of the Corporation shall have the power to amend the Bylaws of the Corporation by the vote of a majority of the whole Board of Directors of the Corporation. The shareholders of the Corporation shall have the power to amend the Bylaws of the Corporation by the vote of at least a majority of the holders of the then issued and outstanding shares of capital stock entitled to vote thereon. Notwithstanding anything contained in these Bylaws of the Corporation to the contrary, the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) shall be required to amend Section 5-2, Paragraph D of Section 6-2, Paragraph H of Section 7-11 and Sub-Section 12 of Section 7-14 of these By-Laws and the BCBSA approval requirement contained in this Section 8-1 of these By-Laws. For purposes of this Section 8-1, the term “whole Board of Directors of the Corporation” means the total number of Directors which the Corporation would have as of the date of such determination if the Board of Directors of the Corporation had no vacancies.
CHAPTER 9 — ADMINISTRATION
9-1	NAMING OF THE PRESIDENT OF THE CORPORATION AND HIS/HER FACULTIES

The Board of Directors will name a President to the Corporation who will be in charge of the general administration, superintendence, and management of the business of the Corporation, subject to the orders and regulations of the Board of Directors, who will fix his salary. The President of the Corporation will assume all other duties and responsibilities that are imposed upon him/her at the Shareholders Assemblies or by the Board of Directors.

9-2	ADMINISTRATION

The Board will have the faculty to name any other officers that they deem convenient and necessary.

9-3	BUDGET FOR EXPENSES

The President of the Corporation will prepare each calendar year the budget for the administrative expenses of the Corporation, which will be submitted to the Board of Directors on or before November 15 for their consideration. The Board of Directors will approve the budget on or before December 31, and it will become effective the 1st of January of the next calendar year. In the event that the budget is not approved by the stated date, the corporate operations will continue based on the budget for the previous year until the Board approves a new budget for the administrative expenses of the Corporation. The budget will be available for inspection by the Shareholders at the principal offices of the Corporation, after January 15 of the corresponding year.
CHAPTER 10 — DIVIDENDS
10-1	Subject to the requirements of the GCLPR and the provisions of the Articles of Incorporation, dividends upon the capital stock of the Corporation may be declared by resolution of the Board of Directors, and may be paid in cash, in property (including the shares or bonds of other corporations), in the Corporation’s bonds or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any other proper purpose, and the Board of Directors may modify or abolish any such reserve.
Approved: April 30, 2006
Amended: March 6, 2007

PROXY FORM OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF TRIPLE-S MANAGEMENT CORPORATION
TO BE HELD ON SUNDAY, APRIL 29, 2007
The Board of Directors of Triple-S Management Corporation solicits this Proxy.
The undersigned, Shareholder of Triple-S Management Corporation (“Triple-S Management”), hereby appoints Dr. Wilmer Rodríguez-Silva, Dr. Valeriano Alicea-Cruz, Mr. José Arturo Álvarez-Gallardo, Mr. Mario S Belaval, Dr. Luis A. Clavell, Dr. Arturo R. Córdova-López, Ms. Carmen Ana Culpeper-Ramírez, Dr. Porfirio E. Díaz-Torres, Mr. Manuel Figueroa-Collazo, Dr. José Hawayek-Alemañy, Mr. Vicente J. León-Irizarry, Dr. Wilfredo López-Hernández, Mr. Miguel Nazario-Franco, Mr. Juan E. Rodríguez-Díaz, Mr. Ramón M. Ruiz-Comas, Dr. Jesús R. Sánchez-Colón, Ms. Adamina Soto-Martínez, Mr. Manuel Suárez-Méndez, and Dr. Fernando J. Ysern-Borrás, or any one of them, each with full power of substitution, to be the proxy holder, to represent the undersigned, and to vote and act with respect to all shares that the Shareholder would be entitled to vote, at the Annual Shareholders Meeting of Triple-S Management to be held on Sunday, April 29, 2007 at 9:00 am at the Condado Plaza Hotel in San Juan, Puerto Rico, or at in any adjournment, recess, or deferment thereof, on all matters which come at the Annual Meeting, and on any other business that may come before the Annual Meeting, with all powers the undersigned would possess if personally present.
The matters to be considered at the Annual Meeting are described in this Proxy Form and are discussed in detail in the Proxy Statement that was enclosed together with this Proxy Form. The Proxy Statement is incorporated herein by reference. This Proxy replaces any other proxy granted previously by the undersigned. The undersigned instructs the abovementioned proxy holders, any one of them or their substitutes, to vote in the manner indicated herein with regards to the matters to be considered at the Annual Meeting. If no direction is made, the Proxy will be voted: (a) “FOR” the election of all director nominees, (b) “FOR” Proposal 2 and Proposal 3, and (c) “AGAINST” the shareholder proposal. The Board of Directors will vote according to their best judgment with respect to any other business before the Annual Meeting.
The Board of Directors is not aware of any other business that may come before the Annual Meeting, other than the matters indicated in the Proxy Statement and this Proxy Form. However, the Board of Directors hereby notifies shareholders that if the amount of issued and outstanding shares required to consider and vote for any of the proposals are not registered at the Annual Meeting on April 29, 2007, it intends to request an adjournment of the meeting, only in respect to such proposals, in order to solicit additional proxies with respect to them. In such event, shareholders will consider and vote only for those proposals (including the election of seven (7) nominees to serve as members of the Board of Directors) for which the minimum amount of issued and outstanding shares that are required for their consideration are registered on the date of the Annual Meeting. After the voting of the proposals takes place and the results of the vote are announced to the shareholders, the Board of Directors will proceed to request the adjournment of the Annual Meeting.
In the event the shareholders approve the adjournment of the Annual Meeting, the Board of Directors will convene the adjourned Annual Meeting at a later date, and shareholders may, on such date, consider and vote on any of the remaining proposals contained in the Proxy Statement and this Proxy Form. The Board of Directors informs you that if any matter, other than those indicated above, should come before the Annual Meeting, or any postponement, recess, suspension, or adjournment of the same, Proxies solicited hereby will be voted according to the best judgment of the Board of Directors.
The Board of Directors urges shareholders to complete the Proxy Form attached hereto. However, the Puerto Rico General Corporations Law of 1995, as amended, affords every shareholder of a corporation organized under said statute the right to be represented at a shareholders’ meeting by completing any document (proxy), if and when said document (proxy) complies with the requirements set forth in said law. PLEASE INDICATE YOUR VOTE IN THE PROVIDED SPACES.
PLEASE SIGN, DATE, AND DELIVER THE PROXY
In Person or By Messenger:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920.
By Mail:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628.
By Fax:
(787) 749-4191 or (787) 706-4023

PROXY FORM OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
TRIPLE-S MANAGEMENT CORPORATION TO BE HELD ON SUNDAY, APRIL 29, 2007
Proposal Number 1
Election of Directors:

(1) Carmen Ana Culpeper-Ramírez, (community representative); (2) Antonio Faría-Soto, (community representative); (3) Manuel Figueroa-Collazo, (community representative); (4) Jaime Morgan-Stubbe, (community representative); (5) Roberto Muñoz-Zayas, (physician); (6) Miguel A. Nazario-Franco, (community representative); (7) Juan E. Rodríguez-Díaz, (community representative)

[ ]	VOTE FOR all nominees
[ ]	VOTE WITHHELD FOR all nominees
[ ]	VOTE FOR ALL, EXCEPT for the following nominee(s):

(If you want, you can write in the provided space the name of any nominee for whom you do not wish to vote.)

Proposal	For	Against	Abstain

Proposal Number 2
Presented by the Board of Directors of Triple-S Management to adopt an amendment to Article TENTH A of the Amended and Restated Articles of Incorporation, to give flexibility to the numeric composition of the Board of Directors.

Proposal Number 3
Presented by the Board of Directors of Triple-S Management to adopt an amendment to Article TENTH C of the Amended and Restated Articles of Incorporation, to amend the maximum term of the directors to be members of the Board of Directors.

Shareholder Proposal
Presented by a Shareholder: “That the bylaws currently in effect be changed so that all the heirs of deceased shareholders inherit the shares of the deceased shareholders that until this moment were not able to do so because of prior bylaws”.

This Proxy is executed on the date indicated below and is valid for the Annual Shareholders Meeting of Triple-S Management, to be held on Sunday, April 29, 2007, or at any adjournment, recess, or deferment thereof.
In witness whereof, I sign this Proxy on this                      day of                                          2007.

Signature of the Shareholder	Amount of Shares

Name of the Shareholder	Identification Number